WEALTH-BULDING OPPORTUNITY

ONE FUND(SM)

                                [ONE FUND(SM) LOGO]

                                                            ANNUAL REPORT

                                                            ONE Fund, Inc.

                                                            JUNE 30, 1998

OHIO NATIONAL
FINANCIAL SERVICES

PRESIDENT'S
MESSAGE

DEAR SHAREHOLDER:

First, I want to thank you for being a shareholder of ONE Fund. All of us here appreciate your support. In the six years since its founding, ONE Fund has remained committed to serving its shareholders through adherence to fundamental investment principles - careful selection and constant professional management. We are pleased therefore to provide you with an update of your fund family's performance and investment activity for the year ended June 30, 1998. By the end of its fiscal year, ONE Fund's net assets totaled more than $91.5 million.

LOOKING BACK

For some time now we have enjoyed an economic climate of reasonable growth, low unemployment, modest interest rates, subdued inflation and stable corporate earnings. Over the past year and a half, however, while the overall direction has continued to be favorable, the journey has not been an especially smooth one for many investors. In the past 18 months, diversified U.S. stock mutual funds have had three calendar quarters of gains and three calendar quarters of losses.

   Blue chip stocks have continued to be strong performers, despite higher valuations than smaller stocks and pressures on earnings due to sinking currencies and economic turbulence throughout Asia. Also advancing, although not nearly at the same pace as the large caps, have been the stocks of midsize and small companies. Abroad, European equities have enjoyed a solid advance on the strength of a long-term trend of improving corporate performance and optimism over an improved investment climate accompanying the forthcoming introduction of the "euro" common currency. Continued economic turmoil in Asia has driven down emerging markets' equities substantially. As for bonds, the fundamentals underpinning the U.S. bond market are as strong as at any time in recent memory.

LOOKING AHEAD

Markets in the United States and Europe thus far have shown remarkable resilience amid fears that Asia has not yet reached the bottom of its economic cycle. The "flight to quality" - cash inflow diverted from battered foreign markets - is in part helping fuel the demand for stocks.

   Inflation is low and is expected to stay in check, at least in the near-term, as their regional economic tempest causes Asian companies to send their goods to the U.S. at deeply reduced prices and prevents their competitors in the U.S. from raising their own prices. Low interest rates could help prolong the U.S. economic expansion by sustaining the booming housing industry and making loans for capital investment more affordable. Still, a strong dollar, rising labor costs and Asia's downturn are combining to temper corporate profitability and in turn slow earnings growth among larger companies. The time may be approaching when many midsize and small companies with limited exposure to Asia and less economic sensitivity generate higher relative earnings growth.

IN CLOSING

Information on your investments is contained in the following pages. We are proud that ONE Fund is able to provide its investors with the sound results documented herein. Please contact your registered representative for additional information on the investment opportunities available to you through ONE Fund. As your needs change over time, he or she stands ready to serve you.

   Thank you again for the confidence you have placed in ONE Fund as you pursue your wealth-building endeavors. Be assured that we will make every effort to continue to merit that confidence.

Best regards,

/s/ John J. Palmer

John J. Palmer

INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS AND SHAREHOLDERS ONE  FUND, INC.:

We have audited the accompanying statements of assets and liabilities and the schedules of investments of ONE Fund, Inc. (comprising, respectively, the Money Market, Tax-Free Income, Income, Income & Growth, Growth, Small Cap, International, Global Contrarian, and Core Growth Portfolios) as of June 30, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising ONE Fund, Inc. as of June 30, 1998, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK LLP

Cincinnati, Ohio
July 24, 1998

--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF ONE FUND, INC.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
George E. Castrucci, Director
Ross Love, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Joseph P. Brom, Vice President
Stephen T. Williams, Vice President
Dennis R. Taney, Treasurer
Theresa M. Brunsman, Assistant Secretary
William J. Hilbert, Jr., Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of ONE Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC) One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/98

ONE FUND, INC.
MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS                                             JUNE 30,1998

   FACE                                            MARKET
   AMOUNT                SHORT-TERM NOTES           VALUE
-----------------------------------------------------------------
                    AUTOMOTIVE AND
                    RELATED (6.1%)
     $726,000       American Honda
                      5.520% 07-20-98           $   723,885
      274,000       Ford Motor Credit Corp.
                      5.490% 08-05-98               272,538
                                                -----------
                                                    996,423
                                                -----------
                    CHEMICALS (3.5%)
      577,000       Great Lakes Chemicals
                      5.520% 07-21-98               575,231
                                                -----------

                    CONSUMER PRODUCTS (15.5%)
      473,000       American Home Products
                      5.490% 07-30-98               470,908
      428,000       Eastman Kodak
                      5.500% 07-07-98               427,608
      412,000       Fortune Brands (b)
                      6.150% 07-01-98               412,000
      687,000       Kellogg Co.
                      5.500% 07-24-98               684,586
      548,000       PHH Corp.
                      5.850% 07-08-98               547,377
                                                -----------
                                                  2,542,479
                                                -----------
                    ELECTRICAL EQUIPMENT (3.2%)
      528,000       Avnet Inc.
                      5.580% 07-23-98               526,200
                                                -----------

                    FINANCE (23.5%)
      548,000       American Express
                      5.510% 07-02-98               547,916
      596,000       Block Financial Corp.
                      5.520% 08-07-98               592,619
      511,000       Caterpillar Financial
                      5.490% 08-08-98               508,195
      268,000       G.E. Capital
                      5.490% 08-05-98               266,569
      627,000       Household Finance Corp.
                      5.520% 08-10-98               623,154
      800,000       Houston Industries (b)
                      5.730% 07-15-98               798,217
      508,000       USAA Capital Corp.
                      5.470% 08-12-98               504,758
                                                -----------
                                                  3,841,428
                                                -----------
                    HOUSING, FURNITURE &
                    RELATED (6.8%)
      399,000       Sherman Williams
                      5.510% 07-06-98               398,695
      712,000       Stanley Works
                      5.480% 07-16-98               710,374
                                                -----------
                                                  1,109,069
                                                -----------

    FACE                                           MARKET
   AMOUNT                SHORT-TERM NOTES          VALUE
---------------------------------------------------------------
                    INDUSTRIAL (7.6%)
     $750,000       BAT Capital
                      5.620% 07-14-98           $   748,478
      500,000       Flour Corp.
                      5.580% 08-11-98               496,822
                                                -----------
                                                  1,245,300
                                                -----------
                    INSURANCE (6.2%)
      510,000       Allstate Corp.
                      5.530% 08-04-98               507,336

      507,000       Reliastar Mortgage
                      5.600% 07-13-98               506,054
                                                -----------
                                                  1,013,390
                                                -----------
                    MACHINERY AND
                    EQUIPMENT (4.7%)
        769,000     John Deere Capital
                      5.510% 08-18-98               763,350
                                                -----------

                    MEDIA AND
                    PUBLISHING (3.2%)
        525,000     Tribune Co. (b)
                      5.500% 07-08-98               524,358
                                                -----------

                    OIL, ENERGY, AND
                    NATURAL GAS (6.6%)
        416,000     Atlantic Richfield (b)
                      5.530% 08-17-98               412,997
        670,000     Texaco Inc.
                      5.500% 08-25-98               664,370
                                                -----------
                                                  1,077,367
                                                -----------
                    RETAIL (10.4%)
        516,000     J.C. Penny (b)
                      5.500% 08-03-98               513,399
        604,000     Sears Roebuck
                      5.480% 07-22-98               602,069
        583,000     Winn-Dixie
                      5.500% 07-28-98               580,595
                                                -----------
                                                  1,696,063
                                                -----------
                    UTILITIES (3.7%)
        610,000     Carolina Power & Light
                      5.520% 07-06-98               609,532
                                                -----------

                    TOTAL HOLDINGS
                      (COST $16,520,190(a)      $16,520,190
                                                ===========


(a)  Also represents cost for Federal income tax purposes.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,660,971 or 16.2% of net assets.


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES             JUNE 30 1998

Assets:
   Investments in securities at amortized cost
     and market value (note 1) ...............   $16,520,190
   Cash in bank ..............................           294
   Receivable for fund shares sold ...........        57,908
   Other .....................................         2,789
                                                 -----------
     Total assets ............................    16,581,181
                                                 -----------

Liabilities:
   Payable for fund shares redeemed ..........       174,238
   Payable for investment management
     services (note 3) .......................         2,000
   Accrued 12b-1 fees (note 6) ...............         5,825
   Other accrued expenses ....................        14,443
   Dividends payable .........................        23,708
                                                 -----------
     Total liabilities .......................       220,214
                                                 -----------
Net assets at market value ...................   $16,360,967
                                                 ===========

Net assets consist of:
   Par value, $.001 per share ................   $    16,361
   Paid-in capital in excess of par value ....    16,344,526
   Accumulated undistributed net realized
               loss on investments ...........            80
                                                 -----------
Net assets at market value ...................   $16,360,967
                                                 ===========

Shares outstanding ...........................    16,360,967

Net asset value per share ....................   $      1.00
                                                 ===========

Maximum offering price per share .............   $      1.00
                                                 ===========

STATEMENT OF OPERATIONS

                        For Year Ended June 30, 1998

Investment income:
  Interest ...................................   $   856,986
                                                 -----------
Expenses:
  Management fees (note 3) ...................        45,452
  12b-1 fees (note 6) ........................        22,727
  Custodian fees (note 3) ....................         6,300
  Directors' fees (note 3) ...................         2,385
  Professional fees ..........................         9,814
  Transfer agent and accounting fees..........        49,700
  Filing fees ................................        11,925
  Printing, proxy and postage fees ...........         6,476
  Organizational expense (note 1) ............           455
  Other ......................................           160
                                                 -----------
    Total expenses ...........................       155,394
    Less expenses voluntarily reduced
      or reimbursed (note 3) .................       (22,726)
                                                 -----------

    Net expenses .............................       132,668
                                                 -----------

    Net investment income ....................       724,318
                                                 -----------

      Net increase in net
        assets from operations ...............   $   724,318
                                                 ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Year Ended      Year Ended
                                                                                 June 30, 1998   June 30, 1997
                                                                                 -------------   -------------
From operations:
   Net investment income .....................................................   $    724,318    $    800,904
                                                                                 ------------    ------------

       Net increase in assets from operations ................................        724,318         800,904
                                                                                 ------------    ------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income .................................       (724,318)       (800,904)
                                                                                 ------------    ------------

From capital share transactions (note 4):
   Received from shares sold .................................................     21,996,755      17,151,447
   Received from dividends reinvested ........................................        455,744         545,914
   Paid for shares redeemed ..................................................    (20,456,024)    (19,142,752)
                                                                                 ------------    ------------
     Increase (decrease) in net assets derived from capital share transactions      1,996,475      (1,445,391)
                                                                                 ------------    ------------

       Increase (decrease) in net assets .....................................      1,996,475      (1,445,391)
                                                                                 ------------    ------------

Net Assets:
   Beginning of period .......................................................     14,364,492      15,809,883
                                                                                 ------------    ------------

   End of period .............................................................   $ 16,360,967    $ 14,364,492
                                                                                 ============    ============

FINANCIAL HIGHLIGHTS

                                                                                   Years Ended June 30,
                                                              1998           1997           1996           1995           1994
                                                           ----------     ----------     ----------     ----------     ----------
Per share data:
Net asset value, beginning of period ...................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
Income from investment operations:
   Net investment income ...............................         0.05           0.05           0.05           0.05           0.03.
Less distributions:
   Dividends from net investment income ................        (0.05)         (0.05)         (0.05)         (0.05)         (0.03)
                                                           ----------     ----------     ----------     ----------     ----------

Net asset value, end of period .........................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                           ==========     ==========     ==========     ==========     ==========

Total return ...........................................         4.87%          4.77%          5.18%          5.06%          3.06%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
   Expenses ............................................         0.88%          0.80%          0.57%          0.51%          0.44%
   Net investment income ...............................         4.81%          4.71%          5.14%          4.99%          2.97%
Ratios assuming no fees waived or reimbursed by advisor:
   Expenses ............................................         1.03%          1.04%          0.87%          0.81%          0.74%
   Net investment income ...............................         4.66%          4.47%          4.84%          4.69%          2.67%

Net assets at end of period (millions) .................   $     16.4     $     14.4     $     15.8     $     14.1     $     12.3

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Money Market portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

TAX-FREE INCOME PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide high current income exempt from federal income taxes. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment grade municipal securities.

 PERFORMANCE AS OF JUNE 30, 1998

Average Annual Total Returns:
                            Without         With max.
                         sales charge     sales charge
One-year                     5.77%            2.60%
Three-Year                   6.71%            5.64%
Since inception (11/1/94)    8.32%            7.42%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

Over the past year, tax-exempt funds have not performed as well as government or corporate bonds of equal maturity. The performance of the ONE Fund Tax-Free Income Portfolio lagged that of its benchmark, the Lehman Tax-Free Intermediate Bond Index, with a return of 5.77 percent for the portfolio versus 7.42 percent for the index. The main reason for the underperformance was credit deterioration in an industrial revenue bond that has since been sold.

   Our expectation is for reasonable stability in the overall level of interest rates for the near term. The portfolio as currently structured should outperform the index under such circumstances.

CHANGE IN VALUE OF $10,000 INVESTMENT

Tax-Free Income Portfolio (with max.
sales charge) (Commenced operations
        November 1, 1994)

  Data               Value
  ----               -----
12/12/94          $ 9,860.10
12/31/95          $11,480.30
12/31/96          $11,930.00
12/31/97          $12,950.30
06/30/98          $13,003.40

Lehman Bros. Municipal Bond Index-
     Intermediate

  Data               Value
  ----               -----
12/31/94          $10,264.00
12/31/95          $11,834.40
12/31/96          $12,313.80
12/31/97          $13,397.90
06/31/98          $13,397.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                                  % of Portfolio

1.  Washington St Pub Pwr Sub Sys Nuclear
    5.70% 7/1/2012                                       4.45
2.  Chicago Illinois Midway Airport 5.5% 1/1/2029        4.32
3.  North Carolina Med Care Commn Healthcare
    5.25% 5/1/2026                                       4.19
4.  New York St Medical Care Facs 6.75% 8/15/2014        4.04
5.  Metropolitan Atlanta Rapid Trans Authority
    6.80% 7/1/2014                                       4.01
6.  Pennsylvania Intergvt Coop Auth Spl Tax
    6.75% 6/15/2021                                      4.00
7.  Nevada State G.O. 6.60% 12/1/2013                    3.92
8.  Matagorda Cnty Texas Nav Dist No 1 6.70%
    3/1/2027                                             3.80
9.  Clark Cnty Nevada School Dist 7.00% 6/1/2009         3.80
10. Richland Cnty South Carolina Poll Ctl 5.90%
    11/1/2020                                            3.80

TOP 5 CATEGORIES AS OF JUNE 30, 1998

                                                  % of Portfolio

Power Revenue                                            18.2
Insured Bonds                                            15.9
Hospital Revenue                                         14.8
Pollution Control/Industrial Revenue                     11.1
General Obligation Bonds                                 11.0

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS                                             JUNE 30,1998

    FACE                                               MARKET
   AMOUNT                 MUNICIPAL BONDS              VALUE
-----------------------------------------------------------------
                    AIRPORT REVENUE (7.8%)
     $300,000       Chicago Illinois Midway Airport
                      5.500% 01-01-29               $    309,540
      250,000       Chicago Illinois O'Hare Airport
                      5.000% 01-01-13                    248,345
                                                    ------------
                                                         557,885
                                                    ------------
                    CONVENTION COMPLEX &
                    HOSPITALITY FACILITIES (3.0%)
      200,000       Metropolitan Pier
                      6.250% 07-01-17                    217,700
                                                    ------------
                    GENERAL OBLIGATION BONDS (11.0%)

      100,000       Clairborne County Mississippi
                      7.300% 05-01-25                    105,620
      150,000       Commonwealth of Puerto Rico
                      5.500% 07-01-17                    154,596
      250,000       State of Nevada
                      6.600% 12-01-13                    281,303
      250,000       State of Washington
                      5.000% 05-01-17                    248,325
                                                    ------------
                                                         789,844
                                                    ------------
                    HOSPITAL REVENUE (14.8%)
      250,000       Hawaii Department of Budget
                      6.000% 07-01-20                    269,388
      250,000       Massachusetts State Hospital
                      6.200% 10-01-16                    271,060
      300,000       North Carolina Medical Care Comm.
                      5.250% 10-01-26                    300,714
      200,000       Wisconsin Health and Education
                      6.125% 11-15-15                    217,992
                                                    ------------
                                                       1,059,154
                                                    ------------
                    HOUSING REVENUE (2.2%)
      150,000       Alaska Housing
                      5.875% 12-01-24                    156,890
                                                    ------------

                    INSURED BONDS (15.9%)
      250,000       Atlanta RTA
                      6.800% 07-01-14
                      (Insured MBIA)                     287,795
      250,000       Matagorde Texas
                      6.700% 07-01-14
                      (Insured AMBAC)                    272,726
      250,000       New York State Med Care
                      6.750% 08-15-14
                      (Insured AMBAC)                    289,605
      250,000       Pennsylvania Intergovernment
                    Corp.
                      6.750% 06-15-21
                      (Insured FGIC)                     287,060
                                                    ------------
                                                       1,137,186
                                                    ------------
                    POLLUTION CONTROL &
                    INDUSTRIAL REVENUE (11.1%)
      250,000       Lawrenceburg, Indiana
                      5.900% 11-01-19                    259,138
      250,000       Richland County, S. Carolina
                      6.550% 11-01-20                    272,122
      250,000       West Feliciana, Louisiana
                      8.000% 12-01-24                    266,243
                                                    ------------
                                                         797,503
                                                    ------------

       FACE                                              MARKET
      AMOUNT                MUNICIPAL BONDS               VALUE
-----------------------------------------------------------------
                    POWER REVENUE (18.2%)
     $250,000       Jacksonville Florida
                    Municipal Electric
                      5.500% 10-01-14              $      257,728
      250,000       North Carolina Eastern Power
                      6.000% 01-01-22                    0267,927

      250,000       Salt River Arizona Project
                      5.000% 01-01-13                    0250,853
      200,000       Southern California
                    Public Power
                      6.000% 07-01-18                     208,428
      300,000       Washington Power
                      5.700% 07-01-12                     318,873
                                                   --------------
                                                        1,303,809
                                                   --------------
                    SCHOOL REVENUE (3.8%)
      250,000       Clark County,
                    Nevada School District
                      7.000% 06-01-09                     272,602
                                                   --------------

                    WATER REVENUE (3.6%)
      250,000       Metropolitan Water
                    District of
                      S. California
                      5.500% 07-01-13                     259,230
                                                   --------------

                    TOTAL MUNICIPAL BONDS
                      (91.4%)(COST 551,770,314)    $    6,551,803
                                                   --------------

    FACE                                              MARKET
   AMOUNT                SHORT-TERM NOTES              VALUE
-----------------------------------------------------------------
                    AUTOMOTIVE & RELATED (4.6%)
     $199,000       Ford Motor Credit Corp.
                      5.630% 07-02-98              $      198,969
      129,000       General Motors
                    Acceptance Corp.
                      5.590% 07-06-98                     128,900
                                                   --------------
                                                          327,869
                                                   --------------
                    FINANCIAL SERVICES (1.5%)
      108,000       GE Capital Corp.
                      5.650% 07-01-98                     107,898
                                                   --------------

                    RETAIL (1.6%)
      116,000       Sears Roebuck Acceptance Corp.
                      5.450% 07-01-98                     116,000
                                                    -------------
                    TOTAL SHORT-TERM NOTES
                    (7.7%) (COST $551,767)          $     551,767
                                                    -------------

                    TOTAL HOLDINGS
                    (COST $6,322,081)(a)            $   7,103,570
                                                    =============



(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

                                              June 30, 1998
Assets:
   Investments in securities at market
     value (note 1) (Cost $6,322,081) .......   $ 7,103,570
   Cash in bank .............................           904
   Receivable for fund shares sold ..........           121
   Dividends and accrued interest receivable        107,820
   Deferred organizational expenses (note 1)            748
   Other ....................................         1,606
                                                -----------
     Total assets ...........................     7,214,769
                                                -----------

Liabilities:
   Payable for fund shares redeemed .........         6,000
   Payable for investment management
     services (note 3) ......................         2,648
   Accrued 12b-1 fees (note 6) ..............         4,312
   Other accrued expenses ...................         6,840
   Dividends payable ........................        25,187
                                                -----------
     Total liabilities ......................        44,987
                                                -----------

Net assets at market value ..................   $ 7,169,782
                                                ===========

Net assets consist of:

   Par value, $.001 per share ...............   $       638
   Paid-in capital in excess of par value ...     6,498,887
   Accumulated undistributed net realized
     loss on investments ....................      (111,345)
   Net unrealized appreciation on investments       781,489

   Undistributed net investment income ......           113
                                                -----------


Net assets at market value ..................   $ 7,169,782
                                                ===========

Shares outstanding ..........................       637,969


Net asset value per share ...................   $     11.24
                                                ===========

Maximum offering price per share
  ($11.24/97%) ..............................   $     11.59
                                                ===========

STATEMENT OF OPERATIONS

                               For Year Ended June 30, 1998

Investment income:
  Interest ......................................   $ 407,962
                                                    ---------
Expenses:
  Management fees (note 3) ......................      42,613
  12b-1 fees (note 6) ...........................      17,756
  Custodian fees (note 3) .......................       5,550
  Directors' fees (note 3) ......................       1,125

  Professional fees .............................       4,629

  Transfer agent and accounting fees ............      32,500
  Filing fees ...................................       6,268
  Printing, proxy and postage fees ..............       2,200
  Organizational expense (note 1) ...............         465
  Other .........................................         290
                                                    ---------
    Total expenses ..............................     113,396
    Less expenses voluntarily reduced
      or reimbursed (note 3) ....................     (10,653)
                                                    ---------

    Net expenses ................................     102,743
                                                    ---------

    Net investment income .......................     305,219
                                                    ---------
Realized and unrealized gain/loss on investments:
  Net realized loss from investments ............    (100,005)
  Net increase in unrealized
    appreciation on investments .................     186,945
                                                    ---------
  Net gain on investments .......................      86,940
                                                    ---------


  Net increase in net
    assets from operations ......................   $ 392,159
                                                    =========


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
TAX-FREE INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year Ended        Year Ended
                                                                       June 30, 1998     June 30, 1997
                                                                      ---------------    ---------------
From operations:
   Net investment income ..........................................   $       305,219    $       320,171
   Realized loss on investments ...................................          (100,005)            (4,042)
   Unrealized gain on investments .................................           186,945            185,075
                                                                      ---------------    ---------------
       Net increase in assets from operations .....................           392,159            501,204
                                                                      ---------------    ---------------

Dividends and distributions to shareholders:
   Dividends paid from net investment income ......................          (305,219)          (320,058)
                                                                      ---------------    ---------------

From capital share transactions (note 4):
   Received from shares sold ......................................           457,036            436,076
   Received from dividends reinvested .............................            32,007            153,756
   Paid for shares redeemed .......................................          (232,821)          (227,986)
                                                                      ---------------    ---------------
     Increase in net assets derived from capital share transactions           256,222            361,846
                                                                      ---------------    ---------------

     Increase in net assets .......................................           343,162            542,992
                                                                      ---------------    ---------------

Net Assets:
   Beginning of period ............................................         6,826,620          6,283,628
                                                                      ---------------    ---------------

   End of period ..................................................   $     7,169,782    $     6,826,620
                                                                      ===============    ===============

   Includes undistributed net investment income of ................   $           113    $           113
                                                                      ===============    ===============

FINANCIAL HIGHLIGHTS

                                                                                                                 11-1-94
                                                                           Year End June 30,                         to
                                                               1998              1997             1996           6-30-95
                                                           ------------     ------------     ------------     ------------
Per share data:
Net asset value, beginning of period ...................   $      11.09     $      10.79     $      10.66     $      10.00
Income from investment operations:
   Net investment income ...............................           0.49             0.53             0.56             0.35
   Net realized and unrealized gain on investments .....           0.15             0.30             0.13             0.66
                                                           ------------     ------------     ------------     ------------
     Total income from investment operations ...........           0.64             0.83             0.69             1.01
                                                           ------------     ------------     ------------     ------------
Less distributions:
   Dividends from net investment income ................          (0.49)           (0.53)           (0.56)           (0.35)
                                                           ------------     ------------     ------------     ------------

Net asset value, end of period .........................   $      11.24     $      11.09     $      10.79     $      10.66
                                                           ============     ============     ============     ============

Total return ...........................................           5.77%            7.82%            6.59%           10.26%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
   Expenses ............................................           1.45%            1.24%            0.94%            0.91%
   Net investment income ...............................           4.30%            4.81%            5.20%            5.04%
Ratios assuming no fees waived or reimbursed by advisor:
   Expenses ............................................           1.60%            1.45%            1.24%            1.21%
   Net investment income ...............................           4.15%            4.60%            4.90%            4.74%

Portfolio turnover rate ................................              4%               6%               8%               0%
Net assets at end of period (millions) .................   $        7.2     $        6.8     $        6.3     $        5.7

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized).
(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Tax-Free Income portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INCOME PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.

 PERFORMANCE AS OF JUNE 30, 1998

Average Annual Total Returns:

                            Without         With max.
                         sales charge     sales charge
One-year                     8.56%            5.31%
Three-year                   7.12%            6.04%
Five-year                    5.70%            5.06%
Since inception (8/18/92)    6.49%            5.93%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

The ONE Fund Income Portfolio returned 8.56 percent over the past year, slightly better than the Lehman Government/Corporate Intermediate Bond Index. The portfolio has a slightly longer maturity structure than the index and has benefited from a general decline in interest rates during the period.

   We expect reasonable stability in interest rates over the next several months. If that expectation should prove correct, our portfolio maturity structure should allow the portfolio to perform slightly better than the index.

CHANGE IN VALUE OF $10,000 INVESTMENT

Income Portfolio (with max. sales charge)
(Commenced operations August 18, 1922)

  Data               Value
  ----               -----

12/31/92          $ 9,757.20
12/31/93          $11,050.70
12/31/94          $10,449.30
12/31/95          $12,201.70
12/31/96          $12,771.30
12/31/97          $13,809.60
06/30/98          $14,281.90

Lehman Bros. Govt./Corporate Bond
Index-intermediate

  Date               Value
  ----               -----

12/31/92          $10,100.00
12/31/93          $10,980.60
12/31/94          $10,766.60
12/31/95          $12,413.90
12/31/96          $12,916.80
12/31/97          $13,933.10
06/30/98


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                                  % of Portfolio

1.  U.S. Treasury Note  6.375%  8/15/02                14.88
2.  Texas Utilities Electric Co.  7.48%  1/1/17         4.68
3.  Mississippi Chemical Corp  7.25%  11/15/07          4.56
4.  Watson Pharmaceuticals Inc  7.125%  5/15/08         4.35
5.  Mirage Resorts Inc  6.75%  2/1/08                   4.29
6.  ITT Destinations Inc  6.75%  11/15/05               4.16
7.  El Paso Electric Co  8.90%  2/1/06                  4.04
8.  Tenneco Inc  8.075%  8/1/03                         3.86
9.  ITT Rayonier Inc  7.50%  10/15/02                   3.81
10. IBM Corp  7.25%  11/1/02                            3.79

TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                                  % of Portfolio

Utilities                                               19.9
Government                                              14.9
Hotel/Lodging                                           11.3
Oil, Energy & Natural Gas                                8.4
Transportation and Equipment                             6.6

ONE FUND, INC.
INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

    FACE                                           MARKET
   AMOUNT     LONG-TERM BONDS & NOTES               VALUE
------------------------------------------------------------
             GOVERNMENT (14.9%)
 $1,000,000  U.S. Treasury Note
                6.375% 08-15-02                  $1,030,626
                                                 ----------

             CHEMICALS (4.6%)
    300,000  Mississippi Chemical Corp.
                7.250%  11-15-07                    315,986
                                                 ----------

             COMMUNICATIONS (1.6%)
    100,000  Comcast Cable Communications
                8.375%  05-01-07                    112,494
                                                 ----------

             COMPUTER AND RELATED (3.8%)
    250,000  International Business Machines
                7.250%  11-01-02                    262,481
                                                 ----------

             CONSUMER GOODS (3.6%)
    250,000  RJR Nabisco, Inc.
                7.625% 09-15-03                     248,713
                                                 ----------

             DRUGS (4.3%)
    300,000  Watson Pharmaceuticals, Inc.
                7.125% 05-15-08                     301,327
                                                 ----------

             FORESTRY AND PAPER PRODUCTS (3.8%)
    250,000  ITT Rayonier, Inc.
                7.500% 10-15-02                     263,762
                                                 ----------

             HOTEL/LODGING (11.3%)
    200,000  Hilton Hotels Corp.
                7.200%  12-15-09                    197,502
    300,000  ITT Destinations, Inc.
                6.750%  11-15-05                    287,920
    300,000  Mirage Resorts Inc.
                6.750% 02-01-08                     296,922
                                                 ----------
                                                    782,344
                                                 ----------
             MEDICAL AND RELATED (3.8%)
    250,000  Bergen Brunswig Corp.
                7.375% 01-15-03                     262,133
                                                 ----------

             OIL, ENERGY AND NATURAL GAS (8.4%)
    200,000  PDV America, Inc.
                7.875% 08-01-03                     209,075
    100,000  Seagull Energy
                7.875% 08-01-03                     101,990
    250,000  Tenneco Inc.
                8.075%  10-01-02                    267,537
                                                 ----------
                                                    578,602
                                                 ----------
             REAL ESTATE (3.0%)
    200,000  Avalon Properties Inc.
                7.375% 09-15-02                     208,044
                                                 ----------


   FACE                                              MARKET
  AMOUNT   LONG-TERM BONDS & NOTES                   VALUE
------------------------------------------------------------
           TEXTILES AND RELATED (3.6%)
 $250,000  Fruit of the Loom Corp.
              7.875%  10-15-99                     $252,031
                                                  ----------

           TRANSPORTATION & EQUIPMENT (6.6%)
  250,000  Illinois Central Gulf Railroad
              6.750%  05-15-03                      256,534
  200,000  ABC Rail Product Corp.
              8.750%  12-01-04                      199,000
                                                 ----------
                                                    455,534
                                                 ----------
           UTILITIES (14.3%)
  250,000  El Paso Electric Co.
              8.900%  02-01-06                      280,000
  200,000  Niagra Mohawk Power Corp.
              7.750%  10-01-08                      206,250
  178,501  Puget Power
              6.450%  04-11-05                      179,867
  300,000  Texas Utilities Electric
              7.480% 01-01-17                       323,881
                                                 ----------
                                                    989,998
                                                 ----------
           TOTAL LONG-TERM BONDS & NOTES
              (87.6%) (Cost  $5,853,606)         $6,064,075
                                                 ----------

                                                     MARKET
  SHARES     PREFERRED STOCK                         VALUE
------------------------------------------------------------
           UTILITIES (5.6%)
    8,000  GTE Delaware, 8.750                     $209,500
    7,000  Connecticut Light, Power & Capital
              9.300% Series A                       179,375
                                                 ----------
                                                    388,875
                                                 ----------
           TOTAL PREFERRED STOCK
              (5.6%) (COST  $3751,000)             $388,875
                                                 ----------

   FACE                                             MARKET
  AMOUNT    SHORT-TERM NOTES                         VALUE
------------------------------------------------------------
           AUTOMOTIVE AND RELATED (3.3%)
 $231,000  Ford Motor Acceptance Corp.
              5.630% 07-02-98                      $230,964
                                                 ----------
           Retail (2.5%)
  170,000  Sears Roebuck Acceptance Corp.
              5.900% 07-01-98                       170,000
                                                 ----------
           TOTAL SHORT-TERM NOTES
             (5.8%) (COST $400,964)                $400,964
                                                 ----------
           TOTAL HOLDINGS
              (COST $6,629,570)(a)               $6,853,914
                                                 ==========

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                               June 30,1998
Assets:
  Investments in securities at market
    value (note 1) (Cost $6,629,570) ........................................   $ 6,853,914
  Cash in bank ..............................................................           759
  Receivable for fund shares sold ...........................................        12,021
  Dividends and accrued interest receivable .................................       113,953
  Other .....................................................................         1,583
                                                                                -----------
    Total assets ............................................................     6,982,230
                                                                                -----------

Liabilities:
  Payable for investment management
    services (note 3) .......................................................         1,972
  Accrued 12b-1 fees (note 6) ...............................................         4,045
  Other accrued expenses ....................................................        16,952
  Dividends payable .........................................................        34,876
                                                                                -----------
    Total liabilities .......................................................        57,845
                                                                                -----------
Net assets at market value ..................................................   $ 6,924,385
                                                                                ===========
Net assets consist of:
  Par value, $.001 per share ................................................   $       692
  Paid-in capital in excess of par value ....................................     6,754,823
  Accumulated undistributed net realized
    loss on investments .....................................................       (55,474)
  Net unrealized appreciation on investments ................................       224,344
                                                                                -----------

Net assets at market value ..................................................   $ 6,924,385
                                                                                ===========

Shares outstanding ..........................................................       692,940

Net asset value per share ...................................................   $      9.99
                                                                                ===========

Maximum offering price per share ($9.99/97%) ................................   $     10.30
                                                                                ===========

STATEMENT OF OPERATIONS
                                                               For Year Ended June 30, 1998

Investment income:
  Interest ..................................................................   $   495,090
                                                                                -----------

Expenses:
  Management fees (note 3) ..................................................        33,928
  12b-1 fees (note 6) .......................................................        16,964
  Custodian fees (note 3) ...................................................         5,500
  Directors' fees (note 3) ..................................................         1,095
  Professional fees .........................................................         4,505
  Transfer agent and accounting fees ........................................        33,700
  Filing fees ...............................................................         6,062
  Printing, proxy and postage fees ..........................................         2,080
  Organizational expense (note 1) ...........................................           455
  Other .....................................................................           299
                                                                                -----------

    Total expenses ..........................................................       104,588
    Less expenses voluntarily reduced
      or reimbursed (note 3) ................................................       (10,178)
                                                                                -----------

    Net expenses ............................................................        94,410
                                                                                -----------

    Net investment income ...................................................       400,680
                                                                                -----------

Realized and unrealized gain on investments:
  Net realized gain from investments ........................................        48,077
  Net increase in unrealized
    appreciation on investments .............................................       117,144
                                                                                -----------

      Net gain on investments ...............................................       165,221
                                                                                -----------

      Net increase in net
        assets from operati .................................................   $   565,901
                                                                                ===========


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                               Year Ended     Year Ended
                                                                              June 30, 1998  June 30, 1997
                                                                              -------------  -------------
From operations:
 Net investment income ....................................................   $   400,680    $   420,873
 Realized gain on investments .............................................        48,077          7,352
 Unrealized gain on investments ...........................................       117,144         98,941
                                                                              -------------  -------------
    Net increase in assets from operations ................................       565,901        527,166
                                                                              -------------  -------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income ................................      (400,680)      (420,873)
                                                                              -------------  -------------

From capital share transactions (note 4):
 Received from shares sold ................................................       759,219        201,790
 Received from dividends reinvested .......................................        79,395        224,885
 Paid for shares redeemed .................................................      (702,729)      (892,262)
                                                                              -------------  -------------
  Increase (decrease) in net assets derived from capital share transactions       135,885       (465,587)
                                                                              -------------  -------------

     Increase (decrease) in net assets ....................................       301,106       (359,294)
                                                                              -------------  -------------

Net Assets:
 Beginning of period ......................................................     6,623,279      6,982,573
                                                                              -------------  -------------

 End of period ............................................................   $ 6,924,385    $ 6,623,279
                                                                              =============  =============

FINANCIAL HIGHLIGHTS

                                                                                  Year Ended June 30,
                                                              1998           1997          1996         1995          1994
                                                           ---------     ---------     ---------     ---------     ---------
Per share data:
Net asset value, beginning of period ...................   $    9.75     $    9.59     $    9.78     $    9.39     $   10.43
Income (loss) from investment operations:
 Net investment income .................................        0.59          0.61          0.63          0.65          0.62
 Net realized and unrealized gain (loss) on investments         0.24          0.16         (0.19)         0.39         (0.98)
                                                           ---------     ---------     ---------     ---------     ---------
  Total income (loss) from investment operations .......        0.83          0.77          0.44          1.04         (0.36)
                                                           ---------     ---------     ---------     ---------     ---------
Less distributions:
 Dividends from net investment income ..................       (0.59)        (0.61)        (0.63)        (0.65)        (0.62)
 Distributions from net realized capital gains .........        0.00          0.00          0.00          0.00         (0.06)
                                                           ---------     ---------     ---------     ---------     ---------
  Total distributions ..................................       (0.59)        (0.61)        (0.63)        (0.65)        (0.68)
                                                           ---------     ---------     ---------     ---------     ---------
Net asset value, end of period .........................   $    9.99     $    9.75     $    9.59     $    9.78     $    9.39
                                                           =========     =========     =========     =========     =========

Total return ...........................................        8.56%         8.26%         4.61%        11.58%        (3.79%)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
 Expenses ..............................................        1.39%         1.21%         0.97%         0.85%         1.02%
 Net investment income .................................        5.91%         6.29%         6.50%         6.80%         6.10%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ..............................................        1.54%         1.51%         1.22%         1.10%         1.27%
 Net investment income .................................        5.76%         5.99%         6.25%         6.55%         5.85%

Portfolio turnover rate ................................          40%           10%            9%            4%            6%
Net assets at end of period (millions) .................   $     6.9     $     6.6     $     7.0     $     7.1     $     4.6

(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

   The accompanying notes are an integral part of these financial statements.

INCOME & GROWTH PORTFOLIO
ONE FUND, INC.

OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stock.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    14.77%            9.04%
Three-year                  17.13%           15.15%
Five-year                   14.11%           12.95%
Since inception (8/18/92)   14.18%           13.18%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

We continued to see an increasing yet volatile stock market led by blue chips and a select number of growth stocks during the twelve months ending June 30, 1998. The valuation spread between the largest companies and most others are near all-time highs. The breadth of the stock market continues to narrow. Interest rates moved lower with the largest part of the move occurring during the second half of 1997. The interest rate spread between Treasury securities and corporate bonds have widened during the second quarter of 1998 due to investor's concerns about Asia and other uncertainties.

   The Income and Growth Portfolio return was 14.8% for the period. The strongest performing sectors included Utilities, Consumer Staples, Healthcare and Financials. The weaker performing sectors included Capital Goods, Real Estate and certain issues in the Technology sector.

   As spreads continue to increase between Treasury securities and corporate bonds, we are looking to add to our holdings of high-quality corporate bonds. We expect the stock market volatility to continue through the remainder of the year as investors contend with Asian concerns, potential slowdowns in other parts of the world, Year 2000 issues and reduced corporate profits. On the other hand, several countries continue to experience steady economic growth, and many companies (small, medium and large) should continue to report very good earnings growth. Investments in these areas and companies should provide positive results for investors over time.

CHANGE IN VALUE OF $10,000 INVESTMENT

Income and Growth Portolio (with max. sales charge)
(Commenced operations August 18, 1992)

  Data               Value
  ----               -----

12/31/92          $ 9,487.70
12/31/93          $11,146.40
12/31/94          $11,066.70
12/31/95          $13,796.00
12/31/96          $15,976.10
12/31/97          $19,635.90
06/30/98          $20,682.50


S&P 500 Index

  Data              Value
  ----              -----

12/31/92         $10,627.00
12/31/93         $11,688.40
12/31/94         $11,841.80
12/31/95         $16,273.90
12/31/96         $20,030.30
12/31/97         $26,690.10
06/30/98         $31,416.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                               % of Portfolio

1.  Camco International Inc                         3.88
2.  Texas Instruments Inc                           2.91
3.  Allied Signal                                   2.76
4.  Microsoft Corp                                  2.70
5.  CBS Corporation                                 2.37
6.  Williams Cos Inc                                2.21
7.  Regal Beloit Corp                               2.13
8.  PDV America, Inc  NT 7.875% 8/1/03              1.95
9.  Hewlett-Packard Co                              1.86
10. Intel Corp                                      1.85

TOP 5 INDUSTRIES AS OF JUNE 30, 1998

                                                % of Portfolio

Oil, Energy & Natural Gas                          17.2
Computer & Related                                 13.0
Real Estate                                         7.2
Industrial Services                                 6.1
Electrical Equipment                                5.9

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                   MARKET
   SHARES               COMMON STOCK               VALUE
----------------------------------------------------------
           AEROSPACE (2.8%)
  10,000   Allied Signal, Inc.                    $443,750
                                               -----------
           AUTOMOTIVE AND RELATED (3.3%)
   3,300   Chrysler Corp.                          186,038
   3,500   Cooper Tire & Rubber Co.                 72,188
   4,000   Magna International, Inc. CL A          274,500
                                               -----------
                                                   532,726
                                               -----------
           BANKING (3.0%)
   5,970   First State Bancorporation              144,026
     807   First Union Corp.                        47,034
   3,500   Flagstar Bancorp, Inc.                   85,312
   1,000   Star Banc Corp.                          63,875
   3,750   Susquehanna Bancshares Inc.             140,156
                                               -----------
                                                   480,403
                                               -----------
           BUSINESS SERVICES (2.4%)
   5,000   First Data Corp.                        166,563
   4,000   Manpower Inc.                           114,750
   6,000   Reynolds and Reynolds CL A              109,125
                                               -----------
                                                   390,438
                                               -----------
           CHEMICALS (4.4%)
   1,250   Hanson Trust PLC                         37,891
  13,000   Hawkins Chemical Inc.                   156,000
   5,000   Minerals Technologies, Inc.             254,375
   6,000   OM Group, Inc.                          247,500
                                               -----------
                                                   695,766
                                               -----------
           COMPUTER AND RELATED (11.4%)
   2,000  *3Com Corp.                               61,375
   3,000   Computer Associates International       166,688
   5,000   Hewlett Packard Co.                     299,375
   4,000   Intel Corp.                             296,500
  10,000   MacNeal-Schwendler Corp.                 98,125
   4,000  *Microsoft Corp.                         433,500
   8,000   Texas Instruments, Inc.                 466,500
                                               -----------
                                                 1,822,063
                                               -----------
           ELECTRICAL EQUIPMENT (5.0%)
  12,000   CBS Corporation                         381,000
   5,000   Hubbell Inc. CL B                       208,125
   3,000   Varian Associates, Inc.                 117,000
   1,000   Xerox Corp.                             101,625
                                               -----------
                                                   807,750
                                               -----------
           ENTERTAINMENT AND LEISURE (1.7%)
  10,000   Cedar Fair                              276,250
                                               -----------

           FINANCE (1.3%)
  18,500   Bando McGlocklin Capital Corp.          212,750
                                               -----------
           FOOD AND RELATED (2.2%)
   3,000   H.J. Heinz Co.                          168,375
   6,000   Panamerican Beverages Inc. Cl A         188,625
                                               -----------
                                                   357,000
                                               -----------
           FORESTRY AND PAPER PRODUCTS (0.7%)
   3,630   Sonoco Products Co.                     109,808
                                               -----------

           HOUSING, FURNITURE & RETLATED (1.8%)
   7,100   Haverty Furniture Co.                   157,088
   6,200   Shelby Williams Industries Inc.          93,000
                                               -----------
                                                   250,088
                                               -----------

                                                  MARKET
   SHARES             COMMON STOCK                VALUE
----------------------------------------------------------
           INDUSTRIAL SERVICES (6.1%)
   9,000   Clarcor Inc.                           $189,000
   7,000   Health & Retirement Property Trust      131,688
   5,000   Pall Corporation                        102,500
  12,000   Regal Beloit Corp.                      342,000
   5,000   York International, Corp.               217,813
                                               -----------
                                                   983,001
                                               -----------
           INSURANCE SERVICES (0.9%)
   4,000   Blanch EW Holdings Inc.                 147,000
                                               -----------

           MEDICAL AND RELATED (2.0%)
     500   Allegiance Corporation                   25,625
   2,500   Baxter International, Inc.              134,531
   2,150  *National Healthcare LP                   70,950
   1,500   United Healthcare Corp..                 95,250
                                               -----------
                                                   326,356
                                               -----------
           METALS AND MINING (0.6%)
   6,000   Worthington Industries, Inc.             90,375
                                               -----------

           OIL, ENERGY AND GAS (8.8%)
   8,000   Camco International, Inc.               623,000
   1,400   Kerr-McGee Corp.                         81,025
   5,000   Pacific Gulf Properties, Inc.           106,562
   6,000   WD-40 Co.                               162,750
   4,000   Westcoast Energy, Inc.                   89,250
  10,500   Williams Cos., Inc.                     354,375
                                               -----------
                                                 1,416,962
                                               -----------
           REAL ESTATE (6.8%)
   5,000   Bershire Realty Company, Inc.            58,437
   3,000   Camden Property Trust                    89,250
   8,000   Commercial Net Lease Realty             129,500
  10,000   Corporate Office Properties Trust        88,750
   4,000   First Industrial Realty Trust           127,250
   7,000   Great Lakes REIT Inc.                   122,062
   6,000   Healthcare Realty Trust, Inc.           163,500
   6,000   Liberty Property Trust                  153,375
   4,500   National Health Investors, Inc.         149,063
                                               -----------
                                                 1,081,187
                                               -----------
           TEXTILES AND RELATED (1.0%)
   4,500   Oxford Industries, Inc.                 157,219
                                               -----------

           TRANSPORTATION (2.6%)
   2,000   Burlington Northern Santa Fe            196,375
   3,000   CNF Transportation, Inc.                127,500
   4,500  *Wisconsin Central Trans. Corp.           98,435
                                               -----------
                                                   422,310
                                               -----------
           UTILITIES (0.3%)
   2,000   UGI Corp.                                49,750
                                               -----------

           TOTAL COMMON STOCK
           (68.9%) (COST $6,5,09,816)          $11,052,952
                                               -----------

                                                  MARKET
SHARES              PREFERRED STOCK               VALUE
----------------------------------------------------------
           AUTOMOTIVE AND RELATED (0.3%)
   2,000   Walbro Capital Trust Conv. 8.00%        $44,250
                                               -----------

                                               (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                  MARKET
   SHARES             PREFERRED STOCK              VALUE
----------------------------------------------------------
           BANKING (0.7%)
   4,000   National Australia Bank Ltd. Conv.     $114,750
                                               -----------

           BUSINESS SERVICES (0.6%)
   4,000   Flagstar Capital 8.50%                   99,750
                                               -----------
           OIL, ENERGY AND GAS (1.3%)
   3,000   Consumers Energy II 8.20% Conv.          75,750
   3,000   Howell Corp. $3.50 Series A Conv.       129,000
                                               -----------
                                                   204,750
                                               -----------
           REAL ESTATE (0.4%)
   2,400   Camden Property $2.25 Series A Conv.     63,600
                                               -----------

           TOTAL PREFERRED STOCK
              (3.3%) (COST $538,113)              $527,100
                                               -----------

  FACE                                             MARKET
 AMOUNT           LONG-TERM BONDS & NOTES          VALUE
----------------------------------------------------------
           COMMUNICATIONS (0.7%)
$100,000   Comcast Cable Communications
              8.375%  05-01-07                    $112,494
                                               -----------

           COMPUTER AND RELATED (1.6%)
 250,000   IBM Corp.
              7.250% 11-01-02                      262,481
                                               -----------

           FINANCE (2.6%)
 100,000   Citifed Bancorp, Inc.                   100,502
              8.250%  09-01-03
  50,000   ESI Tractebel Acq. Corp.
              7.990%  12-30-11                      50,875
 250,000   Geon Corp.
              7.500%  12-15-15                     261,588
                                               -----------
                                                   412,965
                                               -----------
           FOOD AND RELATED (0.5%)
  75,000   Marsh Supermarkets, Inc.
              8.875% 08-01-07                       77,063
                                               -----------

           FORESTRY AND PAPER PRODUCTS (1.6%)
 250,000   ITT Rayonier, Inc.
              7.500% 10-15-02                      263,762
                                               -----------

           HOUSING, FURNITURE AND RELATED (0.6%)
 100,000   Owens Corning
              7.500%  05-01-05                     102,080
                                               -----------

           RESTAURANTS (0.6%)
 100,000   Tricon Global Restaurants
              7.450% 05-15-05                      101,045
                                               -----------

           UTILITIES (0.7%)
 100,000   Niagara Mohawk Power Corp.
              7.750% 10-01-08                      103,125
                                               -----------

  FACE                                           MARKET
 AMOUNT          LONG-TERM BONDS & NOTES          VALUE
----------------------------------------------------------
           OIL, ENERGY AND NATURAL GAS (5.8%)
 300,000   PDV America, Inc.
              7.875%  08-01-03                     313,612
 100,000   R&B Falcon Corp.
              6.750%  04-15-05                     100,726
 250,000   Tenneco, Inc.
              8.075%  10-01-02                     267,536
 250,000   Union Texas Petroleum
              8.250%  11-15-99                     256,986
                                               -----------
                                                   938,860
                                               -----------
           TOTAL LONG-TERM BONDS & NOTES
              (14.7%) (Cost  $2,270,057)        $2,373,875
                                               -----------

  FACE                                           MARKET
 AMOUNT          CONVERTIBLE DEBENTURES           VALUE
----------------------------------------------------------
           ELECTRICAL EQUIPMENT (0.9%)
$150,000   Richey Electronics
              7.000%  03-01-06                    $137,625
                                               -----------

           OIL, ENERGY AND NATURAL GAS (1.3%)
 100,000   Offshore Logistics
              6.000%  12-15-06                     206,500
                                               -----------

           TOTAL CONVERTIBLE DEBENTURES
              (2.2%) (COST  $345,369)             $344,125
                                               -----------

  FACE                                           MARKET
 AMOUNT             SHORT-TERM NOTES              VALUE
----------------------------------------------------------
           AUTOMOTIVE AND RELATED (2.9%)
$197,000   Ford Motor Credit Corp.
              5.620%  07-06-98                    $196,846
 270,000   General Motors Acceptance Corp.
              5.580%  07-15-98                     269,414
                                               -----------
                                                   466,260
                                               -----------
           FINANCE (4.5%)
 257,000   GE Capital Corp.
              5.300%  07-01-98                     257,000
 462,000   Household Financial Corp.
              5.500%  07-02-98                     461,929
                                               -----------
                                                   718,929
                                               -----------
           INSURANCE (1.8%)
 301,000   Prudential Funding
              5.750%  07-06-98                     300,760
                                               -----------

           RETAIL (1.9%)
 302,000   Sears Roebuck
              5.560%  07-10-98                     301,580
                                               -----------

           TOTAL SHORT-TERM NOTES
              (11.1%) (COST $1,787,529)         $1,787,529
                                               -----------

           TOTAL HOLDINGS
              (COST $11,450,884)(a)            $16,085,581
                                               ===========

(a) Also represents cost for Federal income tax purposes.
 *  Non-income producing securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                            June 30, 1998

Assets:
 Investments in securities at market
  value (note 1) (Cost $11,450,884) ......................................   $ 16,085,581
 Cash in bank ............................................................            691
 Receivable for fund shares sold .........................................            262
 Dividends and accrued interest receivable ...............................         74,651
 Other ...................................................................          1,755
                                                                             ------------
  Total assets ...........................................................     16,162,940
                                                                             ------------

Liabilities:
 Payable for fund shares redeemed ........................................         38,316
 Payable for investment management
  services (note 3) ......................................................          4,579
 Accrued 12b-1 fees (note 6) .............................................          9,579
 Other accrued expenses ..................................................         17,151
 Dividends payable .......................................................         38,817
                                                                             ------------
  Total liabilities ......................................................        108,442
                                                                             ------------

Net assets at market value ...............................................   $ 16,054,498
                                                                             ============

Net assets consist of:
 Par value, $.001 per share ..............................................   $      1,012
 Paid-in capital in excess of par value ..................................     11,311,721
 Accumulated undistributed net realized
  gain on investments ....................................................        107,068
 Net unrealized appreciation on investments ..............................      4,634,697
                                                                             ------------

Net assets at market value ...............................................   $ 16,054,498
                                                                             ============

Shares outstanding .......................................................      1,012,631

Net asset value per share ................................................   $      15.85
                                                                             ============

Maximum offering price per share ($15.85/95%) ............................   $      16.69
                                                                             ============

STATEMENT OF OPERATIONS

                                                             For Year Ended June 30, 1998

Investment income:
 Interest ................................................................   $    260,799
 Dividends ...............................................................        302,487
                                                                             ------------

  Total investment income ................................................        563,286
                                                                             ------------

Expenses:
 Management fees (note 3) ................................................         73,633
 12b-1 fees (note 6) .....................................................         36,816
 Custodian fees (note 3) .................................................          6,200
 Directors' fees (note 3) ................................................          2,175
 Professional fees .......................................................          8,947
 Transfer agent and accounting fees ......................................         53,700
 Filing fees .............................................................         10,875
 Printing, proxy and postage fees ........................................          4,133
 Organizational expense (note 1) .........................................            446
 Other ...................................................................            526
                                                                             ------------

  Total expenses .........................................................        197,451
  Less expenses voluntarily reduced
   or reimbursed (note 3) ................................................        (22,090)
                                                                             ------------

  Net expenses ...........................................................        175,361
                                                                             ------------

  Net investment income ..................................................        387,925
                                                                             ------------

Realized and unrealized gain on investments:
 Net realized gain from investments ......................................        664,230
 Net increase in unrealized
  appreciation on investments ............................................        887,079
                                                                             ------------

   Net gain on investments ...............................................      1,551,309
                                                                             ------------

   Net increase in net
    assets from operations ...............................................   $  1,939,234
                                                                             ============

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended    Year Ended
                                                                                       June 30, 1998   June 30, 1997
                                                                                       -------------   -------------
From operations:
 Net investment income .............................................................   $    387,925    $    321,700
 Realized gain on investments ......................................................        664,230         129,214
 Unrealized gain on investments ....................................................        887,079       1,933,894
                                                                                       ------------    ------------
   Net increase in assets from operations ..........................................      1,939,234       2,384,808
                                                                                       ------------    ------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .........................................       (391,040)       (320,587)
 Capital gains distributions .......................................................       (676,652)       (243,651)
                                                                                       ------------    ------------
   Total dividends and distributions ...............................................     (1,067,692)       (564,238)
                                                                                       ------------    ------------

From capital share transactions (note 4):
 Received from shares sold .........................................................      3,431,737       2,484,392
 Received from dividends reinvested ................................................        615,775         427,145
 Paid for shares redeemed ..........................................................     (1,979,004)     (2,386,862)
                                                                                       ------------    ------------
  Increase in net assets derived from capital share transactions ...................      2,068,508         524,675
                                                                                       ------------    ------------

    Increase in net assets .........................................................      2,940,050       2,345,245
                                                                                       ------------    ------------

Net Assets:
 Beginning of period ...............................................................     13,114,448      10,769,203
                                                                                       ------------    ------------

 End of period .....................................................................   $ 16,054,498    $ 13,114,448
                                                                                       ============    ============

 Includes undistributed net investment income of ...................................   $          0    $      3,115
                                                                                       ============    ============

FINANCIAL HIGHLIGHTS

                                                                            Years Ended June 30,
                                                              1998       1997       1996       1995       1994
                                                             ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .....................   $14.89     $12.78     $11.57     $10.65     $10.96
Income from investment operations:
 Net investment income ...................................     0.42       0.38       0.38       0.41       0.33
 Net realized and unrealized gain (loss) on investments ..     1.73       2.39       1.27       1.54      (0.11)
                                                             ------     ------     ------     ------     ------
  Total income from investment operations ................     2.15       2.77       1.65       1.95       0.22
                                                             ------     ------     ------     ------     ------
Less distributions:
 Dividends from net investment income ....................    (0.42)     (0.38)     (0.37)     (0.41)     (0.33)
 Distributions from net realized capital gains ...........    (0.77)     (0.28)     (0.07)     (0.62)     (0.20)
                                                             ------     ------     ------     ------     ------
  Total distributions ....................................    (1.19)     (0.66)     (0.44)     (1.03)     (0.53)
                                                             ------     ------     ------     ------     ------
Net asset value, end of period ...........................   $15.85     $14.89     $12.78     $11.57     $10.65
                                                             ======     ======     ======     ======     ======

Total return .............................................    14.77%     22.34%     14.50%     19.41%      1.96%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
 Expenses ................................................     1.20%      1.12%      0.89%      0.81%      0.94%
 Net investment income ...................................     2.65%      2.77%      3.10%      3.69%      3.08%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ................................................     1.35%      1.31%      1.14%      1.06%      1.19%
 Net investment income ...................................     2.50%      2.58%      2.85%      3.44%      2.83%

Average commission rate (b) ..............................   $ 0.07     $ 0.07          NR         NR         NR
Portfolio turnover rate ..................................       39%        14%         7%        25%        14%
Net assets at end of period (millions) ...................   $ 16.1     $ 13.1     $ 10.8     $  7.7     $  7.5


(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Income & Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

(b) Represents the total dollar amount of commission paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

NR  Not required prior to June, 1997

   The accompanying notes are an integral part of these financial statements.

GROWTH PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    14.13%             8.43%
Three-year                  18.28%            16.27%
Five-year                   15.45%            14.28%
Since inception (8/18/92)   16.31%            15.30%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

COMMENTS

We continued to see an increasing yet volatile stock market led by blue chips and a select number of growth stocks during the twelve months ending June 30, 1998. The valuation spread between the largest companies and most others are near all-time highs. The breadth of the stock market continues to narrow. Interest rates moved lower with the largest part of the move occurring during the second half of 1997. The interest rate spread between Treasury securities and corporate bonds have widened during the second quarter of 1998 due to investor's concerns about Asia and other uncertainties.

   The Growth Portfolio return was 14.1% for the period. The strongest performing sectors were Consumer Staples, Financials, Healthcare and selected Technology issues. The weaker sectors included Energy, Consumer Cyclicals and selected technology issues. The portfolio's invested position averaged 93% during the period.

   We expect the stock market volatility to continue through the remainder of the year as investors contend with Asian concerns, potential slowdowns in other parts of the world, Year 2000 issues and reduced corporate profits. On the other hand, several countries continue to experience steady economic growth, and many companies (small, medium and large) should continue to report very good earnings growth. Investments in these areas and companies should provide positive results for investors over time.

CHANGE IN VALUE OF $10,000 INVESTMENT

Growth Portfolio (with max. sales charge)
(Commenced operations August 18, 1992)

  Data                   Value
  ----                   -----

12/31/92              $10,178.30
12/31/93              $11,917.10
12/31/94              $11,987.60
12/31/95              $15,367.30
12/31/96              $18,098.30
12/31/97              $21,126.80
06/30/98              $23,051.50

S&P 500 Index

  Data                   Value
  ----                   -----

12/31/92              $10,627.00
12/31/93              $11,688.40
12/31/94              $11,841.80
12/31/95              $16,273.90
12/31/96              $20,030.30
12/31/97              $26,690.10
06/30/98              $31,416.90

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                               % of Portfolio

1.  Cisco Systems Inc.                              4.37
2.  Microsoft Corp                                  3.05
3.  Allied Signal Corp                              2.81
4.  Camco International                             2.74
5.  Texas Instruments                               2.67
6.  Magna International Cl A                        2.41
7.  Hardinge Inc                                    2.19
8.  Kendle International Inc                        2.13
9.  Health South Corp                               1.88
10. Computer Associates                             1.76

TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                               % of Portfolio

Computer & Related                                 17.6
Medical & Related                                  11.1
Oil, Energy & Natural Gas                           8.3
Electrical Equipment                                7.0
Automotive and Related                              6.0

The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                             MARKET
 SHARES             COMMON STOCK              VALUE
-----------------------------------------------------
         AEROSPACE (4.3%)
 9,000   Allied Signal, Inc.                 $399,375
   336   Boeing Co.                            14,973
 4,000   Rockwell International Corp.         192,250
                                            ---------
                                              606,598
                                            ---------
         AUTOMOTIVE AND RELATED (6.0%)
 5,500   Arvin Industries, Inc.               199,719
 3,000   Chrysler Corp.                       169,125
 2,000   Cooper Tire & Rubber                  41,250
 5,000   Magna International, Inc. CL A       343,125
 7,000   Walbro Corp.                          98,875
                                            ---------
                                              852,094
                                            ---------
         BANKING (4.4%)
 6,614   Charter One Financial, Inc.          222,809
 2,985   First State Bancorp                   72,013
   807   First Union Corp.                     47,034
 3,500   Flagstar Bancorp, Inc.                85,313
 1,000   Star Banc Corp.                       63,875
 3,750   Susquehanna Bancshares               140,156
                                            ---------
                                              631,200
                                            ---------
         BUSINESS SERVICES (5.5%)
 8,500  *Alternative Resources Corp.          105,188
 5,000   First Data Corp.                     166,563
 7,500  *Lo Jack Corp.                         93,281
 3,500   Manpower Inc.                        100,406
 5,500  *Mapics Inc.                          108,281
 6,000   Reynolds and Reynolds CL A           109,125
 4,500   Wackenhut Corp. CL B                  96,750
                                            ---------
                                              779,594
                                            ---------
         CHEMICALS (3.4%)
12,000   Hawkins Chemicals Inc.               144,000
 3,500   Minerals Technologies, Inc.          178,063
 4,000   OM Group Inc.                        165,000
                                            ---------
                                              487,063
                                            ---------
         COMMUNICATIONS (0.5%)
 3,187  *Mastec Inc.                           76,090
                                            ---------

         COMPUTER AND RELATED (17.6%)
 2,000  *3Com Corp.                            61,375
 6,750  *Cisco Systems, Inc.                  621,422
 4,500   Computer Associates Intl.            250,031
 4,000   Hewlett Packard Co.                  239,500
 3,000   Intel Corp.                          222,375
 1,000  *LSI Logic                             23,063
10,000   MacNeal-Schwendler Corp.              98,125
 4,000  *Microsoft Corp.                      433,500
 1,000  *Structural Dynamics Research Corp.    23,125
 6,500   Texas Instruments, Inc.              379,031
 3,500  *Zebra Tech. Corp. CL A               149,625
                                            ---------
                                            2,501,172
                                            ---------
         CONSUMER GOODS (0.9%)
 4,000  *Sola International                   130,750
                                            ---------


         DRUGS (0.5%)
 5,000  *Applied Analytical Industries         71,875
                                            ---------

                                              MARKET
 SHARES             COMMON STOCK               VALUE
-----------------------------------------------------
         ELECTRICAL EQUIPMENT (7.0%)
 5,000  *Advanced Lighting Tech. Inc.        $116,250
 6,666  *Analog Devices, Inc.                 163,734
 7,500  *Anixter International, Inc.          142,969
 4,800   BMC Industries, Inc.                  42,000
 7,000   CBS Corporation                      222,250
 7,000  *Richey Electronics, Inc.              54,687
 4,000   Varian Associates, Inc.              156,000
 1,000   Xerox Corp.                          101,625
                                            ---------
                                              999,515
                                            ---------
         ENTERTAINMENT AND LEISURE (2.2%)
 8,000   Cedar Fair                           221,000
 5,000  *Livent, Inc.                          43,750
 5,000  *Royal Olympic Cruise Lines            50,000
                                            ---------
                                              314,750
                                            ---------
         FOOD AND RELATED (2.1%)
10,000   Food Lion Inc. CL A                  106,250
 6,000   Panamerican Beverages Inc. CL A      188,625
                                            ---------
                                              294,875
                                            ---------
         FORESTRY AND PAPER PRODUCTS (0.7%)
 3,300   Sonoco Products Co.                   99,825
                                            ---------

         HOTEL/ LODGING (1.7%)
 6,500  *Guest Supply, Inc.                   108,875
 2,000   La Quinta Inns                        42,250
 4,000  *Mirage Resorts, Inc.                  85,250
                                            ---------
                                              236,375
                                            ---------
         HOUSING, FURNITURE & RELATED (1.2%)
 5,000  *Meadowcraft Inc.                      55,000
 7,500   Shelby Williams Industries, Inc.     112,500
                                            ---------
                                              167,500
                                            ---------
         INDUSTRIAL SERVICES (3.3%)
 3,500  *Hawk Corp.                            61,687
10,000  *Medar Inc.                            21,250
 8,000   Regal Beloit Corp.                   228,000
 3,500   York International Corp.             152,469
                                            ---------
                                              463,406
                                            ---------
         INSURANCE (2.2%)
 4,000   Blanch (EW) Holdings, Inc.           147,000
 3,800   St. Paul Cos.                        159,838
                                            ---------
                                              306,838
                                            ---------
         MEDICAL AND RELATED (11.1%)
   700   Allegiance Corp.                      35,875
 3,500   Baxter International                 188,344
 5,500  *Cephalon Inc.                         43,312
 3,900  *Foundation Health Corp.              102,863
10,000  *Health South Corp.                   266,875
 2,000  *Humana Inc.                           62,375
10,000  *Kendle Intl. Inc.                    302,500
 5,000   Mylan Laboratories                   150,312
 3,350  *National Healthcare LP               110,550
 8,250  *Quorum Health Group, Inc.            218,625
 1,500   United Healthcare Corp.               95,250
                                            ---------
                                            1,576,881
                                            ---------

                                            (continued)

ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                  MARKET
 SHARES             COMMON STOCK                   VALUE
-------------------------------------------------------------
         MACHINERY (2.2%)
  12,750   Hardinge Inc.                          $   310,781

           METAL FABRICATING (2.8%)
  10,000   Amcast Industrial Corp.                    186,250
   3,250  *Wolverine Tube, Inc.                       123,500
   6,000   Worthington Industries Inc.                 90,375
                                                  -----------
                                                      400,125
                                                  -----------
           NON-HAZARDOUS WASTE
           DISPOSAL (0.5%)
   5,000  *Stericycle Inc.                             72,500
                                                  -----------
           OIL, ENERGY AND
           NATURAL GAS (7.5%)
   4,500  *Belco Oil & Gas Corp.                       38,812
   5,000   Camco International, Inc.                  389,375
   7,000  *Louis Dreyfus Natural Gas Corp.            132,563
   2,500  *Offshore Logistics Inc.                     44,375
   8,000  *Santa Fe Energy Resources, Inc.             86,000
   6,700  *Tesoro Petroleum Corp.                     106,363
   5,400  *The Meridian Resource Corp.                38,137
   5,000   Williams Cos., Inc.                        168,750
   6,100   Wiser Oil Co.                               67,481
                                                  -----------
                                                    1,071,856
                                                  -----------
           RESTAURANTS (1.9%)
  10,000  *Buffets Inc.                               156,875
   5,000  *Consolidated Products                      105,625
                                                  -----------
                                                      262,500
                                                  -----------
           RETAIL (0.4%)
  10,000  *Ridgeview Inc.                              60,000
                                                  -----------
           RETIREMENT/AGED CARE (0.6%)
   7,500  *Capital Senior Living Corp.                 90,000
                                                  -----------
           TEXTILES AND RELATED (0.9%)
   3,000   Warnaco Group, CL A                    $   127,313
                                                  -----------

                                                  MARKET
    SHARES             COMMON STOCK                VALUE
------------------------------------------------------------
           TRANSPORTATION (4.6%)
   4,000  *Atlas Air Inc.                         $   135,250
     955   Burlington Northern Santa Fe                93,767
   3,000   Consolidated Freightways, Inc.             127,500
   6,566  *Halter Marine Group Inc.                    98,900
   3,000   Trinity Industries                         124,500
   3,500  *Wisconsin Central Trans. Corp.              76,563
                                                  -----------
                                                      656,480
                                                  -----------
            TOTAL COMMON STOCK
            (95.7%) (COST  $9,013,912)            $13,647,956
                                                  -----------

                                                   MARKET
    SHARES            PREFERRED STOCK               VALUE
------------------------------------------------------------
           OIL, ENERGY AND NATURAL
           GAS (0.8%)
   2,500   Howell Corp. $3.50 Series A Conv.      $   107,500
                                                  -----------
           Total Preferred Stock
           (0.8%) (Cost  $128,075)                   $107,500
                                                  -----------

   FACE                                            MARKET
  AMOUNT             SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           AUTOMOTIVE AND RELATED (1.5%)
$224,000   Ford Motor Credit Corp.
           5.630%  07-0 2-98                      $   223,965
                                                  -----------

           FINANCIAL SERVICES (0.8%)
 109,000   Prudential Funding
           5.750%  07-06-98                           108,913
                                                  -----------

           RETAIL (1.0%)
 140,000   Sears Acceptance Corp.
           5.900%  07-01-98                           140,000
                                                  -----------

           TOTAL SHORT-TERM NOTES
           (3.3%) (COST $472,878)                 $   472,878
                                                  -----------

           TOTAL HOLDINGS
           (COST  $9,614,865)(a)                  $14,228,334
                                                  ===========


(a) Also represents cost for Federal income tax purposes.

*   Non-income producing securities.


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                          June 30, 1998

Assets:
 Investments in securities at market
  value (note 1) (Cost $9,614,865) ....................................    $14,228,334
 Cash in bank .........................................................          2,912
 Receivable for fund shares sold ......................................          3,369
 Dividends and accrued interest receivable ............................         11,853
 Other ................................................................          1,966
                                                                           -----------
  Total assets ........................................................     14,248,434
                                                                           -----------

Liabilities:
 Payable for fund shares redeemed .....................................          3,640
 Payable for investment management
  services (note 3) ...................................................          4,059
 Accrued 12b-1 fees (note 6) ..........................................          8,864
 Other accrued expenses ...............................................         22,077
                                                                           -----------
  Total liabilities ...................................................         38,640
                                                                           -----------

Net assets at market value ............................................   $ 14,209,794
                                                                          ============

Net assets consist of:
 Par value, $.001 per share ...........................................   $        761
 Paid-in capital in excess of par value ...............................      8,706,171
 Accumulated undistributed net realized
  gain on investments .................................................        889,393
 Net unrealized appreciation on investments ...........................      4,613,469
                                                                           -----------

Net assets at market value ............................................   $ 14,209,794
                                                                          ============

Shares outstanding ....................................................        760,818

Net asset value per share .............................................   $      18.68
                                                                          ============

Maximum offering price per share ($18.68/95%) .........................   $      19.66
                                                                          ============

STATEMENT OF OPERATIONS
                                           For Year Ended June 30, 1998

Investment income:
 Interest .............................................................   $     42,943
 Dividends ............................................................        135,656
                                                                           -----------

  Total investment income .............................................        178,599
                                                                           -----------

Expenses:
 Management fees (note 3) .............................................         71,522
 12b-1 fees (note 6) ..................................................         35,761
 Custodian fees (note 3) ..............................................          6,100
 Directors' fees (note 3) .............................................          2,205
 Professional fees ....................................................          9,073
 Transfer agent and accounting fees ...................................         56,300
 Filing fees ..........................................................         11,025
 Printing, proxy and postage fees .....................................          4,189
 Organizational expense (note 1) ......................................            440
 Other ................................................................            521
                                                                           -----------

  Total expenses ......................................................        197,136
  Less expenses voluntarily reduced
   or reimbursed (note 3) .............................................        (21,457)
                                                                           -----------

  Net expenses ........................................................        175,679
                                                                           -----------

  Net investment income ...............................................          2,920
                                                                           -----------

Realized and unrealized gain on investments:
 Net realized gain from investments ...................................      1,329,264
 Net increase in unrealized
  appreciation on investments .........................................        518,363
                                                                           -----------

   Net gain on investments ............................................      1,847,627
                                                                           -----------

   Net increase in net
    assets from operations ............................................   $  1,850,547
                                                                          ============



   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
                                                                    Year Ended      Year Ended
                                                                   June 30, 1998   June 30, 1997
From operations:
 Net investment income .........................................   $      2,920    $     52,241
 Realized gain on investments ..................................      1,329,264         542,097
 Unrealized gain on investments ................................        518,363       1,573,212
                                                                   ------------    ------------
   Net increase in assets from operations ......................      1,850,547       2,167,550
                                                                   ------------    ------------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .....................         (1,820)        (53,115)
 Distributions in excess of net investment income ..............        (10,132)              0
 Capital gains distributions ...................................       (889,104)       (495,835)
                                                                   ------------    ------------
   Total dividends and capital gains distributions .............       (901,056)       (548,950)
                                                                   ------------    ------------

From capital share transactions (note 4):
 Received from shares sold .....................................      1,982,622       2,494,756
 Received from dividends reinvested ............................        608,764         400,497
 Paid for shares redeemed ......................................     (2,605,972)     (2,996,818)
                                                                   ------------    ------------
  Decrease in net assets derived from capital share transactions        (14,586)       (101,565)
                                                                   ------------    ------------
    Increase in net assets .....................................        934,905       1,517,035
                                                                   ------------    ------------

Net Assets:
 Beginning of period ...........................................     13,274,889      11,757,854
                                                                   ------------    ------------

 End of period .................................................   $ 14,209,794    $ 13,274,889
                                                                   ============    ============

 Includes overdistributed net investment income of .............   $          0    ($     1,100)
                                                                   ============    ============

FINANCIAL HIGHLIGHTS
                                                                                Years Ended June 30,
                                                              1998         1997          1996          1995          1994
                                                           ---------     ---------     ---------     ---------     ---------
Per share data:
Net asset value, beginning of period ...................   $   17.52     $   15.47     $   13.03     $   11.67     $   11.63
Income from investment operations:
 Net investment income .................................        0.00          0.07          0.14          0.16          0.12
 Net realized and unrealized gain on investments .......        2.41          2.73          2.72          2.17          0.22
                                                           ---------     ---------     ---------     ---------     ---------
  Total income from investment operations ..............        2.41          2.80          2.86          2.33          0.34
                                                           ---------     ---------     ---------     ---------     ---------
Less distributions:
 Dividends from net investment income ..................        0.00         (0.07)        (0.14)        (0.16)        (0.12)
 Distributions in excess of net investment income ......       (0.06)         0.00          0.00          0.00          0.00
 Distributions from net realized capital gains .........       (1.19)        (0.68)        (0.28)        (0.81)        (0.18)
                                                           ---------     ---------     ---------     ---------     ---------
  Total distributions ..................................       (1.25)        (0.75)        (0.42)        (0.97)        (0.30)
                                                           ---------     ---------     ---------     ---------     ---------
Net asset value, end of period .........................   $   18.68     $   17.52     $   15.47     $   13.03     $   11.67
                                                           =========     =========     =========     =========     =========

Total return ...........................................       14.13%        18.68%        22.22%        20.54%         2.85%

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
 Expenses ..............................................        1.24%         1.13%         0.90%         0.83%         1.04%
 Net investment income .................................        0.02%         0.43%         0.99%         1.35%         1.04%
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ..............................................        1.39%         1.32%         1.15%         1.08%         1.30%
 Net investment income (loss) ..........................       (0.13%)        0.24%         0.74%         1.10%         0.79%
Average commission rate (b) ............................   $    0.07     $    0.07         NR              NR              NR
Portfolio turnover rate ................................          40%           27%           22%           24%            8%
Net assets at end of period (millions) .................   $    14.2     $    13.3     $    11.8     $     7.0     $     5.3



(a) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Growth portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

(b) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

NR  Not required prior to June 30, 1997

   The accompanying notes are an integral part of these financial statements.

SMALL CAP PORTFOLIO
ONE FUND, INC.

 OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at lest 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

 PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    10.56%            5.03%
Three-year                  16.34%           14.37%
Since inception (11/1/94)   15.88%           14.24%

The maximum sales charge is 5% . All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving fees of
 .15% for this portfolio. Had the fees not been waived, returns would have been lower.

 COMMENTS

As expected, markets have continued to exhibit volatility over the past several months. In response to the economic turmoil in the Pacific Rim, investors have sought out highly liquid blue chip issues and Treasury securities in a flight to quality. This has had a pronounced impact on the relative performance of the small capitalization issues, especially in the months of December, May and June.

   During the first six months of calendar 1998, the ONE Fund Small Cap Portfolio trailed the Russell 2000 Index return. Strong performance from the Consumer Staples and Health Care sectors was more than offset by a handful of earnings disappointments and lagging performance from investments in the energy sector.

   We believe an overweighting in the energy sector is appropriate. Commodity prices have declined sharply this year, due to supply/demand imbalance resulting from a reduction in Asian demand, a mild winter and resumption of Iraqi exports. However, we would note production decline rates from existing fields are accelerating and low oil prices are exerting budgetary pressures on oil exporters. This has led to announced production cuts from major OPEC and non-OPEC producers. Additionally, several oil producing regions are experiencing political turmoil and weather patterns could return to normal. We feel that at current valuation levels, energy stocks could be one of the best sector opportunities of this decade.

   Although disappointed with near-term results, we are encouraged with the opportunities which are now presenting themselves. Cash reserves have been worked down over the past six months. We feel the companies in the Small Cap Portfolio have favorable risk-reward characteristics and are positioned well for the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Portfolio (with max. sales charge)
(Commerced operations November 1, 1994)
  Date                    Value
  ----                    -----
12/31/94                $ 9,539.90
12/31/95                $11,600.80
12/31/96                $13,571.60
12/31/97                $15,872.10
06/30/98                $16,300.60

Russell 2000 Index
  Date                    Value
  ----                    -----

12/31/94                $ 9,853.00
12/31/95                $12,656.00
12/31/96                $14,743.70
12/31/97                $18,026.70
06/30/98                $18,976.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1998

                                               % of Portfolio

1.  Kendle International Inc                        2.60
2.  Hardinge Inc                                    2.51
3.  Zebra Technologies Corp CL A                    2.20
4.  Atlas Air Inc                                   2.15
5.  Quorum Health Group Inc                         2.13
6.  Susquehanna Bancshares Inc. PA                  1.92
7.  Advanced Lighting Technologies Inc              1.92
8.  Blanch E W Holdings Inc                         1.89
9.  Healthcare Realty Trust                         1.87
10. WD-40 Company                                   1.86

 TOP 5 INDUSTRIES AS OF JUNE 30, 1998
                                               % of Portfolio

Oil, Energy & Natural Gas                          13.5
Real Estate                                         8.0
Industrial Services                                 6.7
Medical and Related                                 6.4
Computer & Related                                  6.2

The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
Small Cap Portfolio

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                               MARKET
 SHARES              COMMON STOCK               VALUE
--------------------------------------------------------
         AUTOMOTIVE AND RELATED (2.1%)
11,000   Defiance Inc.                           $93,500
 2,000   Walbro Corp.                             28,250
                                              ----------
                                                 121,750
                                              ----------
         BANKING (4.4%)
 2,985   First International Bancorp, Inc.        72,013
 3,000   Flagstar Bancorp, Inc.                   73,125
 3,000   Susquehanna Bancshares                  112,125
                                              ----------
                                                 257,263
                                              ----------
         BUSINESS SERVICES (6.0%)
 5,500  *Alternative Resources Corp.              68,062
 2,500  *Mapics Inc.                              49,219
 2,000   Pittston Brink's Group                   73,750
 2,000   Reynolds & Reynolds CL A                 36,375
11,000  *Source Information Management            68,063
 2,500   Wackenhut Corp. CL B                     53,750
                                              ----------
                                                 349,219
                                              ----------
         CHEMICALS (2.2%)
 4,000   Hawkins Chemical Inc.                    48,000
 2,000   OM Group Inc.                            82,500
                                              ----------
                                                 130,500
                                              ----------
         COMMUNICATIONS (0.7%)
 1,687  *Mastec Inc.                              40,277
                                              ----------

         COMPUTER AND RELATED (6.2%)
 5,000   MacNeal-Schwendler Corp.                 49,062
 7,500  *Map Info Corp.                           80,625
 4,500  *Rand A Technology Corp.                  82,623
 1,000  *Structural Dynamics Research Corp.       23,125
 3,000  *Zebra Tech Corp. CL A                   128,250
                                              ----------
                                                 363,685
                                              ----------
         CONSUMER PRODUCTS (2.8%)
 2,500  *Sola International, Inc.                 81,719
 6,500  *Lo Jack Corp.                            80,844
                                              ----------
                                                 162,563
                                              ----------
         DRUGS (0.5%)
 2,000  *Applied Analytical Industries, Inc.      28,750
                                              ----------

         DURABLE GOODS (1.5%)
 3,630   Myers Industries, Inc.                   87,120
                                              ----------

         ELECTRICAL EQUIPMENT (4.8%)
 5,000  *Anixter International, Inc.              95,312
 4,800   BMC Industries, Inc.                     42,000
 2,000   Federal Signal Corp.                     48,625
15,000   Rohn Industries, Inc.                    70,313
 3,000  *Richey Electronics, Inc.                 23,438
                                              ----------
                                                 279,688
                                              ----------
         ENTERTAINMENT AND LEISURE (2.6%)
 3,000   Cedar Fair                               82,875
 8,000  *Livent Inc.                              70,000
                                              ----------
                                                 152,875
                                              ----------
         Finance (1.6%)
 8,000   Bando McGlocklin Capital Corp.           92,000
                                              ----------

         Forestry and Paper Products (1.2%)
 4,500  *Fibermark Inc.                           72,000
                                              ----------

                                               MARKET
   SHARES              COMMON STOCK             VALUE
--------------------------------------------------------
           HOTEL/MOTEL (1.6%)
   5,500  *Guest Supply                          $92,125
                                              ----------

           HOUSING, FURNITURE & RELATED (3.3%)
   3,000   Haverty Furniture                      66,375
   5,000  *Medowcraft Inc.                        55,000
   4,800   Shelby Williams Industries, Inc.       72,000
                                              ----------
                                                 193,375
                                              ----------
           INDUSTRIAL SERVICES (6.7%)
   4,800  *Advanced Lighting Tech., Inc.         111,600
   4,000   Clarcor Inc.                           84,000
   4,500   IMCO Recycling Inc.                    83,250
  10,000  *Medar Inc.                             21,250
  15,000  *Recycling Industries, Inc.             88,125
                                              ----------
                                                 388,225
                                              ----------
           INSURANCE SERVICES (1.9%)
   3,000   Blanch (EW) Holdings, Inc.            110,250
                                              ----------

           MACHINERY (2.5%)
   6,000   Hardinge Inc.                         146,250
                                              ----------

           MEDICAL AND RELATED (6.4%)
   3,000  *Cephalon Inc.                          23,625
   5,000  *Kendle International Inc.             151,250
   4,688  *Quorum Health Group, Inc.             124,219
   5,000  *Stericycle Inc.                        72,500
                                              ----------
                                                 371,594
                                              ----------
           METAL AND MINING (2.7%)
   2,500   Amcast Industrial Corp.                46,563
   1,500  *Hawk Corp. CL A                        26,437
   2,250  *Wolverine Tube, Inc.                   85,500
                                              ----------
                                                 158,500
                                              ----------
           OIL, ENERGY AND NATURAL GAS (12.8%)
   4,200  *Belco Oil & Gas Corp.                  36,225
   1,300   Camco International, Inc.             101,238
   5,000  *Louis Dreyfus Natural Gas Corp.        94,687
  10,000  *Matrix Services                        72,500
  10,000  *Meridian Resource Corp.                70,625
  12,500  *Newstar Resources, Inc. CL A           13,673
   2,500  *Offshore Logistics, Inc.               44,375
   8,000  *Santa Fe Energy Resources, Inc.        86,000
   5,500  *Tesoro Petroleum Corp.                 87,312
   4,000   WD-40 Co.                             108,500
   3,000   Wiser Oil Co.                          33,188
                                              ----------
                                                 748,323
                                              ----------
           REAL ESTATE (8.0%)
   6,000   Commercial Net Lease Realty            97,125
   3,000   First Industrial Realty Trust          95,438
   3,000   Great Lakes REIT, Inc.                 52,312
   4,000   Healthcare Realty Trust, Inc.         109,000
   3,000   Liberty Property Trust                 76,688
   1,000   National Health Investors, Inc.        33,125
                                              ----------
                                                 463,688
                                              ----------
           RESTAURANTS (1.6%)
   6,000  *Buffets Inc.                           94,125
                                              ----------

                                              (continued)

ONE FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                               MARKET
SHARES               COMMON STOCK               VALUE
--------------------------------------------------------
         RETAIL (1.3%)
 3,500  *Consolidated Products inc.              $73,937
                                              ----------

         RETIREMENT/AGED CARE (1.0%)
 5,000  *Capital Senior Living Corp.              60,000
                                              ----------

         TEXTILES & RELATED (1.0%)
10,000  *Ridgeview Inc.                           60,000
                                              ----------

         TRANSPORTATION & EQUIPMENT (5.5%)
 3,700  *Atlas Air Inc.                          125,106
 3,500  *Avondale Industries, Inc.                96,578
 4,500  *Halter Marine Group                      67,781
 3,000  *Royal Olympic Cruise Lines               30,000
                                              ----------
                                                 319,465
                                              ----------
         MISCELLANEOUS (1.6%)
 4,000  *Specialty Equipment                      90,500
                                              ----------

         TOTAL COMMON STOCK
            (94.5%) (COST  $4,846,646)        $5,508,047
                                              ----------

                                               MARKET
SHARES             PREFERRED STOCK              VALUE
--------------------------------------------------------
         OIL, ENERGY AND NATURAL GAS (0.7%)
 1,000   Howell Corp. $3.50 Series A Conv.       $43,000
                                              ----------

         TOTAL PREFERRED STOCK
            (0.7%) (COST  $51,100)               $43,000

  FACE                                         MARKET
 AMOUNT           CONVERTIBLE DEBENTURES        VALUE
--------------------------------------------------------
           ELECTRICAL EQUIPMENT (0.8%)
 $50,000   Richey Electronics
              7.000%  03-01-06                   $45,875

           TOTAL CONVERTIBLE DEBENTURES
             (0.8%) (COST $46,032)               $45,875
                                              ----------

  FACE                                         MARKET
 AMOUNT              SHORT-TERM NOTES           VALUE
--------------------------------------------------------
           AUTOMOTIVE (1.7%)
$100,000   Ford Motor Credit Corp.
              5.630%  07-02-98                   $99,984
                                              ----------

           RETAIL (2.3%)
 134,000   Sears Roebuck Acceptance Corp.
              5.900%  07-01-98                   134,000
                                              ----------

           TOTAL SHORT-TERM NOTES
             (4.0%) (COST  $233,984)            $233,984
                                              ----------

           TOTAL HOLDINGS
             (COST  $5,177,762)(a)            $5,830,906
                                              ==========



(a) Also represents cost for Federal income tax purposes.

* Non-income producing securities

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                    June 30, 1998

Assets:
 Investments in securities at market
  value (note 1) (Cost $5,177,762) ................   $ 5,830,906
 Cash in bank .....................................           560
 Receivable for fund shares sold ..................           155
 Dividends and accrued interest receivable ........         8,050
 Deferred organizational expenses (note 1) ........           694
 Other ............................................         1,492
                                                      -----------
  Total assets ....................................     5,841,857
                                                      -----------

Liabilities:
 Payable for fund shares redeemed .................         2,662
 Payable for investment management
  services (note 3) ...............................         2,396
 Accrued 12b-1 fees (note 6) ......................         3,347
 Other accrued expenses ...........................         7,198
                                                      -----------
  Total liabilities ...............................        15,603
                                                      -----------

Net assets at market value ........................   $ 5,826,254
                                                      ===========

Net assets consist of:
 Par value, $.001 per share .......................   $       437
 Paid-in capital in excess of par value ...........     4,763,808
 Accumulated undistributed net realized
  gain on investments .............................       408,819
 Net unrealized appreciation on investments .......       653,144
 Undistributed net investment income ..............            46
                                                      -----------

Net assets at market value ........................   $ 5,826,254
                                                      ===========

Shares outstanding ................................       437,426

Net asset value per share .........................   $     13.32
                                                      ===========

Maximum offering price per share ($13.32/95%) .....   $     14.02
                                                      ==========

STATEMENT OF OPERATIONS

                                     For Year Ended June 30, 1998

Investment income:
 Interest .........................................   $    33,264
 Dividends ........................................        92,227
                                                      -----------

  Total investment income .........................       125,491
                                                      -----------

Expenses:
 Management fees (note 3) .........................        38,468
 12b-1 fees (note 6) ..............................        14,791
 Custodian fees (note 3) ..........................         5,400
 Directors' fees (note 3) .........................           870
 Professional fees ................................         3,578
 Transfer agent and accounting fees ...............        35,000
 Filing fees ......................................         6,140
 Printing, proxy and postage fees .................         1,953
 Organizational expense (note 1) ..................           522
 Other ............................................           251
                                                      -----------

  Total expenses ..................................       106,973
  Less expenses voluntarily reduced
   or reimbursed (note 3) .........................        (8,886)
                                                      -----------

  Net expenses ....................................        98,087
                                                      -----------

  Net investment income ...........................        27,404
                                                      -----------

Realized and unrealized gain (loss) on investments:
 Net realized gain from investments ...............       726,343
 Net decrease in unrealized
  appreciation on investments .....................      (202,189)
                                                      -----------

   Net gain on investments ........................       524,154
                                                      -----------

   Net increase in net
    assets from operations ........................   $   551,558
                                                      ===========



   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year Ended    Year Ended
                                                                     June 30, 1998  June 30, 1997
From operations:
 Net investment income ...........................................   $    27,404    $    41,520
 Realized gain on investments ....................................       726,343        298,952
 Unrealized gain (loss) on investments ...........................      (202,189)       353,303
                                                                     -----------    -----------
   Net increase in assets from operations ........................       551,558        693,775
                                                                     -----------    -----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .......................       (26,854)       (41,809)
 Capital gains distributions .....................................      (547,755)      (428,367)
                                                                     -----------    -----------
   Total dividends and distributions .............................      (574,609)      (470,176)
                                                                     -----------    -----------

From capital share transactions (note 4):
 Received from shares sold .......................................     1,281,269        965,667
 Received from dividends reinvested ..............................       274,091        204,093
 Paid for shares redeemed ........................................      (909,621)      (652,126)
                                                                     -----------    -----------
  Increase in net assets derived from capital share transactions .       645,739        517,634
                                                                     -----------    -----------

    Increase in net assets .......................................       622,688        741,233
                                                                     -----------    -----------

Net Assets:
 Beginning of period .............................................     5,203,566      4,462,333
                                                                     -----------    -----------

 End of period ...................................................   $ 5,826,254    $ 5,203,566
                                                                     ===========    ===========

 Includes undistributed (overdistributed) net investment income of   $        46    ($      504)
                                                                     ===========    ===========

FINANCIAL HIGHLIGHTS

                                                                                           11-1-94
                                                                  Years Ended June 30,        to
                                                            1998       1997       1996      6-30-95
                                                           ------     ------     ------     ------
Per share data:
Net asset value, beginning of period ...................   $13.30     $12.82     $10.63     $10.00
Income from investment operations:
 Net investment income .................................     0.06       0.11       0.26       0.22
 Net realized and unrealized gain on investments .......     1.30       1.67       2.26       0.67
                                                           ------     ------     ------     ------
  Total income from investment operations ..............     1.36       1.78       2.52       0.89
                                                           ------     ------     ------     ------
Less distributions:
 Dividends from net investment income ..................    (0.06)     (0.11)     (0.25)     (0.22)
 Distributions from net realized capital gains .........    (1.28)     (1.19)     (0.08)     (0.04)
                                                           ------     ------     ------     ------
  Total distributions ..................................    (1.34)     (1.30)     (0.33)     (0.26)
                                                           ------     ------     ------     ------
Net asset value, end of period .........................   $13.32     $13.30     $12.82     $10.63
                                                           ======     ======     ======     ======

Total return ...........................................    10.56%     14.82%     24.10%      8.91%(b)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
 Expenses ..............................................     1.67%      1.35%      0.94%      1.00%(a)
 Net investment income .................................     0.47%      0.89%      2.21%      3.19%(a)
Ratios assuming no fees waived or reimbursed by advisor:
 Expenses ..............................................     1.82%      1.62%      1.27%      1.31%(a)
 Net investment income .................................     0.32%      0.62%      1.88%      2.88%(a)

Average commission rate (d) ............................   $ 0.07     $ 0.08          NR         NR
Portfolio turnover rate ................................       77%        34%        34%         8%
Net assets at end of period (millions) .................   $  5.8     $  5.2     $  4.5     $  2.9

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to waive management fees equal to 0.15% of average net assets for the Small Cap portfolio, but it may cease that waiver, in whole or in part, without prior notice. In addition, the advisor has reimbursed certain operating expenses.

(d) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged. NRNot required prior to June 30, 1997 The accompanying notes are an integral part of these financial statements.

NR  Not required prior to June 30, 1997

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL PORTFOLIO
ONE Fund, Inc.

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    -2.63%           -9.76%
Three-year                   9.01%            7.10%
Five-year                   14.63%           13.46%
Since inception (5/1/93)    13.48%           12.31%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

European markets were volatile due to growing worries over Asian markets, corporate earnings and the direction of interest rates. Once the EMU founding members were confirmed and bilateral exchange rates were set, European blue chips rose as meager earnings announcements continued. Overall, German, French, Swedish and Finnish blue chips achieved significant gains while other issues were far weaker. Yet, smaller capitalization stocks, which account for most of the ONE Fund International Portfolio's holdings, continued to underperform large capitalization stocks.

   In Japan, stocks fell due to the gloomy economic outlook and doubts concerning the effectiveness of the government's economic package. The yen weakened significantly until the concerted action between the U.S. and Japanese governments in June. Japanese authorities also announced plans for the ailing financial sector and tax cut proposals. Smaller and domestically oriented companies fared worse than larger stocks, which negatively affected the portfolio's holdings in Japan.

   Other Asian markets plunged due to growing instability in the Pacific Rim (riots in Indonesia, strikes in South Korea, etc.). New Zealand and Australian stocks were likewise negatively impacted by those events.

   Canadian stocks declined, due in part to weakness in the metals sector. In Latin America, markets fell sharply as investors fled most emerging markets.

 CHANGE IN VALUE OF $10,000 INVESTMENT

International Portoflio (with max. sales charge)
Commenced operations May 1, 1993)
  Date                    Value
  ----                    -----
12/31/93             $12,920.40
12/31/94             $14,160.00
12/31/95             $15,839.70
12/31/96             $18,050.10
12/31/97             $18,270.70
06/30/98             $19,219.00

Morgan Stanley Captal Inti. EAFE Index
  Date                    Value
  ----                    -----
12/31/93             $10,826.00
12/31/94             $11,698.50
12/31/95             $13.049.20
12/31/96             $13,879.90
12/31/97             $14.040.80
06/30/98             $16,298.60

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1998
                                               % of Portfolio
1.  Buderus AG                                         3.42
2.  Fuji Photo Film Co. LTD                            2.86
3.  Societe Immobiliere Marseillaise                   2.72
4.  Taittinger C.I.                                    2.70
5.  Shimano Inc.                                       2.61
6.  Kuehne & Nagel International AG Bearer             2.60
7.  Bank for International Settlements (U.S. Tranche)  2.47
8.  Secom Co, LTD                                      2.37
9.  Deceuninck Plastics Industries SA                  2.32
10. Sika Finanz AG Bearer                              2.31

 TOP 5 COUNTRIES/REGIONS AS OF JUNE 30, 1998
                                               % of Portfolio

Japan                                                  21.5
France                                                 14.5
Switzerland                                            11.6
Germany                                                 5.7
Latin America                                           3.5

The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                       MARKET
  SHARES                COMMON STOCK                   VALUE
---------------------------------------------------------------
           JAPAN (21.5%)
  40,000   Aida Engineering Limited (19)            $   155,222
  12,100   Chofu Seisakusho (9)                         164,342
  65,000   Dai-Tokyo Fire Marine Ins. Co. Ltd. (18)     225,612
  65,000   Dowa Fire & Marine Ins. Co. Ltd. (18)        193,848
  12,000   Fuji Photo Film Co., Ltd. (9)                416,514
   2,000   Hitachi Ltd. ADR (11)                        129,000
  65,000  *Iino Kaiun Kaisha (5)                        123,316
   5,000   Ito-Yokado Co. Ltd. (28)                     234,630
  45,000   Nisshinbo Industries Inc. (8)                179,476
   6,000   Secom Co., Ltd. (29)                         345,370
  15,000   Shimano Inc. (9)                             379,433
  18,000   Shiseido Company (9)                         203,859
  25,000   Shoei Co. (27)                               149,833
   2,200   Toho Co. (20)                                230,823
                                                    -----------
                                                      3,131,278
                                                    -----------
           FRANCE (14.5%)
   1,000   Vivendi (33)                                 213,005
   1,000   Conflandey (30)                               55,767
   1,000   Elf Aquitaine (12)                           140,243
   2,000   Emin Leydier (24)                            146,843
   1,000   Gaumont SA (20)                               77,546
   1,000   Groupe Didot-Bottin (35)                     147,503
   1,500   Legrand ADP (10)                             257,387
   1,000   NSC Groupe (19)                              149,978
     350   Promodes C.I. (28)                           128,776
     200   Societe Immobillere Marseillaise (35)        395,981
     700   Taittinger (13)                              393,836
                                                    -----------
                                                      2,106,865
                                                    -----------
           SWITZERLAND (11.6%)
      55   Bank of Intl. Settlements (3)                360,151
     700   Edipresse SA Bearer (20)                     192,103
     500   Kuehne & Nagel Intl. AG (32)                 378,414
      50   Lindt & Sprungli AG (13)                     128,661
     850   Sika Finanz AG Bearer (7)                    336,196
     750   Societe Generale d'Affichage (20)            293,682
                                                    -----------
                                                      1,689,207
                                                    -----------
           GERMANY (5.7%)
   3,000   Bayer AG (7)                                 154,480
   1,000   Buderus AG (5)                               497,788
  12,000   Gerresheimer Glas AG (4)                     179,867
                                                    -----------
                                                        832,135
                                                    -----------
           LATIN AMERICA (3.5%)
  35,000   Antofagasta Holdings plc (21)                147,356
   5,000   Banco Latinoamericano 'Bladex' (3)           153,750
  43,750   Cresud S.A. (1)                               70,885
 151,543   Ledesma SA (1)                               140,956
                                                    -----------
                                                        512,947
                                                    -----------
           BELGIUM (3.2%)
   1,000   Deceuninck Plastics Ind. SA (4)              337,910
   1,000   Engrais Rosier SA (4)                        131,410
                                                    -----------
                                                        469,320
                                                    -----------
           NEW ZEALAND (3.2%)
 130,549   Carter Holt Harvey Limited (14)              113,532
  34,370   Independent Press Comm. (20)                 166,352
 130,000   Shortland Properties, Ltd. (27)               43,741
 300,260   Tasman Agriculture Limited (1)               139,887
                                                    -----------
                                                        463,512
                                                    -----------

                                                       MARKET
  SHARES              COMMON STOCK                     VALUE
---------------------------------------------------------------
           HONG KONG (3.1%)
 924,587   CDL Hotels Intl. Ltd. (16)               $   274,500
 300,000   Shaw Brothers (Hong Kong) Ltd.(20)           182,006
                                                    -----------
                                                        456,506
                                                    -----------
           CANADA (2.7%)
   7,000   Canadian Pacific Ltd. (34)                   198,625
  10,000   Franco-Nevada Mining Corp. (21)              198,522
                                                    -----------
                                                        397,147
                                                    -----------
           UNITED KINGDOM (1.9%)
  50,000  *McBride plc (10)                              71,907
  55,000   Royal Doulton plc (9)                        200,838
                                                    -----------
                                                        272,745
                                                    -----------
           SINGAPORE (1.7%)
  95,406   Clipsal Industries Ltd. (10)                  58,175
  74,400   DelGro Corp. (35)                             71,746
 121,627   Times Publishing Ltd. (25)                   124,518
                                                    -----------
                                                        254,439
                                                    -----------
           SWEDEN (1.7%)
   7,000   IRO AB. (31)                                  91,909
  10,000   PLM AB (23)                                  157,559
                                                    -----------
                                                        249,468
                                                    -----------
           NETHERLANDS (1.6%)
   4,500   Apothekers Cooperatie OPG (17)               151,233
   7,000   European City Estates NV (27)                 87,575
                                                    -----------
                                                        238,808
                                                    -----------
           NORWAY (0.9%)
   7,500   Schibsted AS (25)                            126,207
                                                    -----------

           ITALY (0.8%)
 150,000  *Montedison non-conv. Savings SpA(34)         115,822
                                                    -----------

           FINLAND (0.6%)
   1,000   Vaisala Oy A (5)                              80,795
                                                    -----------

           MEXICO (0.6%)
  25,000   Industrias Penoles SA de CV (21)              79,449
                                                    -----------

           MISCELLANEOUS (2.0%)
  15,000   North European Oil Royalty Tr. (12)          226,875
   5,000   Minorco ADR (34)                              59,688
                                                    -----------
                                                        286,563
                                                    -----------
           TOTAL COMMON STOCK
           (80.8%) (COST $11,780,664)               $11,763,213
                                                    -----------

                                                    MARKET
  SHARES               PREFERRED STOCK              VALUE
---------------------------------------------------------------
            INDONESIA (2.1%)
   7,000   Freeport McMoRan Pfd. 'C' (22)           $   132,563
  10,500   Freeport McMoRan Pfd. 'D' (22)               177,188
                                                    -----------
                                                        309,751
                                                    -----------
            TOTAL PREFERRED STOCK
              (2.1%) (COST $461,433)                $   309,751
                                                    -----------


                                                    (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                       MARKET
 AMOUNT              CONVERTIBLE DEBENTURES             VALUE
------------------------------------------------------------------
               U.S. DOLLAR (1.9%)
  $250,000     Cheil Jedang Co 3.000%
                due 12-31-06 (9)                       $   271,250
                                                       -----------
               TOTAL U.S. DOLLAR (1.9%)                $   271,250
                                                       -----------

               NON U.S. DOLLAR (3.8%)
   149,850 FF  Gaumont SA  3.750%
                 due 01-01-03 (20)                          34,064
   780,000 FF  Immobiliere Hoteliere
                 due 01-01-01 (33)                         108,895
   150,000 GB  Berisford plc 5.000%
                 due 01-31-15 (9)                          245,733
    50,000 GBP BAA plc  5.750%
                 due 03-29-06  (32)                        105,463
   170,000 NZ  Shortland Properties Inc. 7.500%
                 due 12-31-98 (27)                          59,840
                                                       -----------
               TOTAL NON-U.S. DOLLAR (3.8%)            $   553,995
                                                       -----------

               TOTAL CONVERTIBLE DEBENTURES
                 (5.7%) (COST $689,826)                $   825,245
                                                       -----------

(a) Also represents cost for Federal income tax purposes.

 *  Non-income producing securities.

   FACE                                                MARKET
  AMOUNT            NON-CONVERTIBLE BONDS               VALUE
--------------------------------------------------------------------
               U.S. DOLLAR (1.5%)
  $250,000     United Mexican States 'C'
                 6.375%  12-31-19 (15)                 $   224,844
                                                       -----------

               NON-U.S. DOLLAR (2.3%)
   300,000 AUD Queensland Treasury 8.00%
                 due 09-14-07 (15)                         239,666
   100,000 NZ  Trans Power Finance Ltd.  8.00%
                 due 02-15-02 (15)                          91,636
                                                       -----------
                                                           331,302
                                                       -----------
               TOTAL NON-CONVERTIBLE BONDS
                 (3.8%) (COST  $583,995)               $   556,146
                                                       -----------

   FACE                                             MARKET
   AMOUNT              SHORT-TERM NOTES              VALUE
--------------------------------------------------------------------
               AUTOMOTIVE AND RELATED (4.5%)
  $650,000     Toyota Motor Credit Corp.
               6.160%  07-01-98                        $   650,000
                                                       -----------

               FINANCE (2.7%)
   393,000     American Express
               5.950%  07-01-98                            393,000
                                                       -----------

               TOTAL SHORT-TERM NOTES
                 (7.2%) (COST  $1,043,000)             $ 1,043,000
                                                       -----------
               TOTAL HOLDINGS
                 (COST  $14,558,918) (a)               $14,497,355
                                                       ===========



Foreign Currencies
NZ - New Zealand Dollar
FF - French Franc
GBP - British Pound
JPY - Japanese Yen
AUD - Australian Dollar


           Industry Classifications
            (1)  Agriculture                       (18)  Insurance
            (2)  Automotive                        (19)  Machinery
            (3)  Banking                           (20)  Media
            (4)  Building Products                 (21)  Metal (non-ferrous)
            (5)  Capital Goods                     (22)  Mining
            (6)  Cement                            (23)  Packaging
            (7)  Chemicals                         (24)  Paper
            (8)  Computer Products                 (25)  Publishing
            (9)  Consumer Products                 (26)  Rail Equipment
           (10)  Electrical Products               (27)  Real Estate
           (11)  Electronics                       (28)  Retailing
           (12)  Energy and Oil                    (29)  Services
           (13)  Food & Beverage                   (30)  Steel
           (14)  Forest Products                   (31)  Textile
           (15)  Governmental                      (32)  Transportation
           (16)  Hotels                            (33)  Utilities
           (17)  Health Care                       (34)  Miscellaneous
                                                   (35)  Holding Companies

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                      June 30, 1998

Assets:
 Investments in securities at market
  value (note 1) (Cost $14,558,918) ...............   $ 14,497,355
 Cash in bank .....................................         28,192
 Unrealized gain on forward currency
  contracts (note 5) ..............................        185,635
 Receivable for fund shares sold ..................          3,793
 Receivable for securities sold ...................          1,421
 Dividends and accrued interest receivable ........         41,136
 Other ............................................         27,730
                                                      ------------
  Total assets ....................................     14,785,262
                                                      ------------

Liabilities:
 Accounts payable .................................         91,192
 Unrealized loss on forward currency
  contracts (note 5) ..............................          8,964
 Payable for fund shares redeemed .................         54,001
 Payable for investment management
  services (note 3) ...............................         25,212
 Accrued 12b-1 fees (note 6) ......................          9,463
 Dividends payable ................................         17,490
 Other accrued expenses ...........................         16,135
                                                      ------------
  Total liabilities ...............................        222,457
                                                      ------------

Net assets at market value ........................   $ 14,562,805
                                                      ============

Net assets consist of:
 Par value, $.001 per share .......................   $      1,127
 Paid-in capital in excess of par value ...........     13,982,547
 Accumulated undistributed net realized
  gain on investments .............................        464,846
 Net unrealized appreciation (depreciation) on:
  Investments (note 1) ............................        (61,563)
  Foreign currency related transactions ...........         (1,111)
  Forward currency contracts (note 5) .............        176,671
 Undistributed net investment income ..............            288
                                                      ------------

Net assets at market value ........................   $ 14,562,805
                                                      ============

Shares outstanding ................................      1,126,842

Net asset value per share .........................   $      12.92
                                                      ============

Maximum offering price per share ($12.92/95%) .....   $      13.60
                                                      ============

STATEMENT OF OPERATIONS

                                      For Year Ended June 30, 1998

Investment income:
 Interest (net of $1,236 foreign taxes withheld) ..   $    170,403
  Dividends (net of $30,697 foreign taxes withheld)        326,493
                                                      ------------

  Total investment income .........................        496,896

Expenses:
 Management fees (note 3) .........................        152,991
 12b-1 fees (note 6) ..............................         42,497
 Custodian fees (note 3) ..........................         78,000
 Directors' fees (note 3) .........................          3,195
 Professional fees ................................         13,143
 Transfer agent and accounting fees ...............         55,000
 Filing fees ......................................         16,375
 Printing, proxy and postage fees .................          6,870
 Organizational expense ...........................          2,119
 Other ............................................            774
                                                      ------------

  Total expenses ..................................        370,964
  Less Expenses Voluntarily reduced or
   reimbursed (note 3) ............................        (16,448)
                                                      ------------

  Net expenses ....................................        354,516
                                                      ------------

  Net investment income ...........................        142,380
                                                      ------------

Realized and unrealized gain on investments
  and foreign currency:
 Net realized gain from:
  Investments .....................................        973,178
  Forward currency related transactions ...........        697,339
 Net increase (decrease) in unrealized
  appreciation (depreciation) on:
   Investments ....................................     (2,464,591)
   Foreign currency related transactions ..........         34,335
                                                      ------------

   Net loss on investments ........................       (759,739)
                                                      ------------
   Net decrease in net
    assets from operations ........................   ($   617,359)
                                                      ============

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    Year Ended        Year Ended
                                                                                                   June 30, 1998    June 30, 1997
                                                                                                   -------------    -------------
From operations:
 Net investment income .........................................................................   $    142,380     $   167,390
 Realized gain on investments and foreign currency related transactions ........................      1,670,517       1,936,008
 Unrealized gain (loss) on investments and foreign currency related transactions ...............     (2,430,256)        393,505
                                                                                                   ------------     -----------
   Net increase (decrease) in assets from operations ...........................................       (617,359)      2,496,903
                                                                                                   ------------     -----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .....................................................       (139,103)       (178,422)
 Capital gains and foreign currency related transactions distributions .........................     (2,283,120)     (1,072,777)
                                                                                                   ------------     -----------
   Total dividends and distributions ...........................................................     (2,422,223)     (1,251,199)
                                                                                                   ------------     -----------

From capital share transactions (note 4):
 Received from shares sold .....................................................................      3,159,453       4,465,324
 Received from dividends reinvested ............................................................      1,971,077       1,281,180
 Paid for shares redeemed ......................................................................     (6,838,385)     (2,765,311)
                                                                                                   ------------     -----------
  Increase (decrease) in net assets derived from capital share transactions ....................     (1,707,855)      2,981,193
                                                                                                   ------------     -----------

    Increase (decrease) in net assets ..........................................................     (4,747,437)      4,226,897
                                                                                                   ------------     -----------

Net Assets:
 Beginning of period ...........................................................................     19,310,242      15,083,345
                                                                                                   ------------     -----------

 End of period .................................................................................   $ 14,562,805     $19,310,242
                                                                                                   ============     ===========

 Includes undistributed (overdistributed) net investment income of .............................   $        288    ($     2,989)
                                                                                                   ============     ===========

FINANCIAL HIGHLIGHTS

                                                                        Years Ended June 30,
                                                       1998         1997        1996          1995          1994
                                                     --------     --------     --------     --------     --------
Per share data:
Net asset value, beginning of period .............   $  15.45     $  14.47     $  12.89     $  13.32     $   9.90
Income from investment operations:
 Net investment income ...........................       0.12         0.14         0.10         0.14         0.05
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ..      (0.63)        1.92         2.24         0.63         4.01
                                                     --------     --------     --------     --------     --------
  Total income (loss) from investment operations .      (0.51)        2.06         2.34         0.77         4.06
                                                     --------     --------     --------     --------     --------
Less distributions:
 Dividends from net investment income ............      (0.12)       (0.15)       (0.39)       (0.14)       (0.05)
 Distributions from net realized capital gains and
  foreign currency transactions ..................      (1.90)       (0.93)       (0.37)       (1.06)       (0.59)
                                                     --------     --------     --------     --------     --------
  Total distributions ............................      (2.02)       (1.08)       (0.76)       (1.20)       (0.64)
                                                     --------     --------     --------     --------     --------
Net asset value, end of period ...................   $  12.92     $  15.45     $  14.47     $  12.89     $  13.32
                                                     ========     ========     ========     ========     ========
Total return .....................................      (4.84%)      14.76%       18.65%        6.44%       40.65%

Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (a):
 Expenses ........................................       2.10%        1.87%        1.72%        1.50%        1.50%
 Net investment income ...........................       0.85%        0.99%        0.70%        1.11%        0.46%
Ratios assuming no fees reimbursed by advisor:
 Expenses ........................................       2.20%        1.98%        1.72%        1.50%        1.50%
 Net investment income ...........................       0.75%        0.88%        0.70%        1.11%        0.46%
Average commission rate (b) ......................   $   0.01     $   0.02            NR           NR           NR
Portfolio turnover rate ..........................         12%           9%          20%          39%          27%
Net assets at end of period (millions) ...........   $   14.6     $   19.3     $   15.1     $   12.0     $   10.4

(a) The advisor has elected to reimburse certain operating expenses of the International Portfolio.

(b) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

NR  Not required prior to June 30, 1997

   The accompanying notes are an integral part of these financial statements.

GLOBAL CONTRARIAN PORTFOLIO
ONE FUND, INC.

 OBJECTIVE
To provide long-term capital growth by investing in foreign and domestic securities that, in the judgment of the portfolio manager, are undervalued or presently out of favor with other investors but have positive prospects for eventual recovery. Under normal market conditions, at least 65% of the portfolio's assets will be invested in conformity with its investment objectives.

 PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                    -1.05%           -6.00%
Three-year                   9.01%            7.16%
Since inception (11/1/94)    8.19%            6.67%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The ONE Fund Global Contrarian Portfolio owns mostly small and obscure stocks which we believe are neglected. It also has exposure to commodity and/or "hard asset" related stocks in the U.S. as well as foreign markets. Finally, it holds emerging market debt instruments, both corporate and sovereign. Most commodities and commodity-related stocks fell in the second quarter, including gold-related securities. While the U.S. and foreign markets registered advances in the second quarter, small capitalization stocks lagged large capitalization stocks in most markets. Also, emerging markets were down sharply over that period.

   The portfolio has been reducing its exposure to commodities-related securities over the last nine months as weaker global economic growth is anticipated in the medium-term following the Asian crisis. Simultaneously, the portfolio recently started buying selected stocks and bonds that appear depressed in a few Asian countries.

 CHANGE IN VALUE OF $10,000 INVESTMENT

Global Contrarian Portfolio (with max sales charge)
(Commenced operations November 1, 1994)

 Date                   Value
 ----                   -----

12/31/94             $ 9,150.40
12/31/95             $10,521.30
12/31/96             $11,580.90
12/31/97             $12,760.80

Morgan Stanley Captl. Intl. World Index
12/31/94             $ 9,654.00
12/31/95             $11,134.30
12/31/96             $12,634.30
12/31/97             $14,527.90


Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1998
                                                  % of Portfolio
1.  San Juan Basin Royalty Trust                       3.73%
2.  Freeport McMoran Copper & Gold Inc.,
    Preferred Ser `D'                                  3.33%
3.  Kuehne & Nagel International AG Bearer             2.99%
4.  East Texas Financial Services Inc                  2.88%
5.  Edipresse SA Bearer                                2.71%
6.  Franklin Electric Company, Inc                     2.69%
7.  CDL Hotels International Limited                   2.37%
8.  Federal Republic of Brazil EI FRN 4/15/2006        2.37%
9.  Emin Leydier                                       2.18%
10. Lawter International, Inc  2.15%

 TOP 5 COUNTRIES AS OF JUNE 30, 1998
                                                  % of Portfolio
United States                                          31.5
Japan                                                  10.1
Switzerland                                             7.6
France                                                  4.5
Hong Kong                                               3.6

The risk associated with investing on a worldwide basis include differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
Global Contrarian Portfolio

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                           MARKET
  SHARES             U.S. COMMON STOCK                      VALUE
          CHEMICALS (2.2%)
 10,000   Lawter International Inc.                        $   108,750
                                                           -----------

          CAPITAL GOODS (4.0%)
  2,000   Bandag Inc. Class 'A'                                 69,000
  2,000   Franklin Electric Co. Inc.                           136,000
                                                           -----------
                                                               205,000
                                                           -----------
          CONSUMER PRODUCTS (3.6%)
  2,000   Allen Organ Co. Class 'B'                             80,500
  1,300   Dole Foods Company, Inc.                              49,688
  2,000   Wang Laboratories, Inc.                               50,875
                                                           -----------
                                                               181,063
                                                           -----------
          ELECTRICAL EQUIPMENT (1.4%)
  5,000   Zero Corporation                                      70,938
                                                           -----------

          FINANCE (4.2%)
 10,500   East Texas Financial Services                        145,688
  4,000   First Federal Financial Corp.                         68,000
                                                           -----------
                                                               213,688
                                                           -----------
          FORESTRY & PAPER PRODUCTS (3.9%)
    500   Georgia Pacific Corp. Timber Group                    11,531
  2,500   Greif Brothers Corp. Class 'A'                        93,438
  2,000   Rayonier Inc.                                         92,000
                                                           -----------
                                                               196,969
                                                           -----------
          METALS AND MINING (1.1%)
  1,000   Reynolds Metals Company                               55,938
                                                           -----------

          OIL AND ENERGY (4.8%)
  1,300   Rochester & Pittsburgh Coal Co.                       53,300
 25,000   San Juan Basin Royalty Trust                         189,063
                                                           -----------
                                                               242,363
                                                           -----------
          REAL ESTATE (0.8%)
  2,000   Alico, Inc.                                           41,000
                                                           -----------

          SERVICES (5.5%)
  2,000   Chemed Corp.                                          68,125
  6,000   Kaiser Ventures Inc.                                  76,500
  3,000   Manpower Inc.                                         57,375
  3,000   UniFirst Corporation                                  75,000
                                                           -----------
                                                               277,000
                                                           -----------
          TOTAL U.S. COMMON STOCK
            (31.5%) (COST $1,262,702)                      $ 1,592,709
                                                           -----------

                                                           MARKET
  SHARES           FOREIGN COMMON STOCK                     VALUE
----------------------------------------------------------------------
          JAPAN (10.1%)
  2,500   Benesse Corp. (29)                               $    87,133
 10,000   Dai Tokyo Fire & Marine Ins. Co., Ltd.                34,710
 15,000   Dowa Fire & Marine Ins. Co., Ltd. (18)                44,734
  2,500   Fuji Photo Film Co. Ltd. (9)                          86,774
  4,000   Koekisha Co., Ltd. (29)                               62,376
 10,000   Nittetsu Mining Co., Ltd. (22)                        35,931
  1,000   Secom Co., Ltd. (29)                                  57,562
    400   Toho Co. (20)                                         41,968
 10,000   Yomeishu Seizo Co. Ltd. (13)                          58,927
                                                           -----------
                                                               510,115
                                                           -----------

                                                           MARKET
   SHARES              FOREIGN COMMON STOCK                 VALUE
----------------------------------------------------------------------
          SWITZERLAND (7.6%)
     15   Bank for Intl. Settlements (3)                   $    98,223
    500   Edipresse SA 'Bearer' (25)                           137,216
    200   Kuehne & Nagel International AG (3)                  151,366
                                                           -----------
                                                               386,805
                                                           -----------
          FRANCE (4.5%)
  1,500   Emin Leydier (14)                                    110,132
    500   Groupe NSC (19)                                       74,989
    600   Rougier SA (14)                                       40,489
                                                           -----------
                                                               225,610
                                                           -----------
          HONG KONG (3.6%)
403,845   CDL Hotels Intl. Ltd. (16)                           119,897
100,000   Shaw Brothers (Hong Kong) Ltd.(20)                    60,669
                                                           -----------
                                                               180,566
                                                           -----------
          GERMANY (3.4%)
    200   Buderus AG (5)                                        99,557
    100   Axel Springer Verlag AG (20)                          73,562
                                                           -----------
                                                               173,119
                                                           -----------
          LATIN AMERICA (2.8%)
 10,000   Antofagasta Holding plc (21)                          42,102
500,000   Grupo Fernandez Editores (25)                         70,807
 30,308   Ledesma SA (1)                                        28,191
                                                           -----------
                                                               141,100
                                                           -----------
          SINGAPORE (2.5%)
100,000   Clipsal Ind. Ltd. (10)                               89,500
 50,000   DelGro Corp. Ltd. (35)                                35,873
                                                           -----------
                                                               125,373
                                                           -----------
          NETHERLANDS (2.0%)
  2,000   Bosch & Keuning (20)                                  68,686
  2,600   German City Estates NV (27)                           32,528
                                                           -----------
                                                               101,214
                                                           -----------
          NEW ZEALAND (1.5%)
 50,000   Shortland Properties, Ltd. (27)                       16,824
 50,000   Wrightson Ltd. (1)                                     9,576
 10,000   Independent Press Communications (1)                  48,400
                                                           -----------
                                                                74,800
                                                           -----------
          SOUTH AFRICA (1.3%)
  3,000   Anglogold Ltd. ADR (22)                               59,250
  2,500   Western Areas Gold Mining Ltd. (21)                    7,884
                                                           -----------
                                                                67,134
                                                           -----------
          MEXICO (1.0%)
 17,500   Industrias Penoles S.A. de C.V. (22)                  55,614
                                                           -----------

          CANADA (1.0%)
  3,000   Noranda, Inc. (21)                                    51,895
                                                           -----------

          INDONESIA (1.0%)
600,000   PT Rigs Tender (12)                                   50,676
                                                           -----------

          BELGIUM (1.0%)
    376   Engrais Rosier SA (34)                                49,410
                                                           -----------

          SWEDEN (0.9%)
  5,000   Bylock & Nordsjofrakt AB 'B' (32)                     16,631
  5,000   Gorthon Lines (32)                                    27,823
                                                           -----------
                                                                44,454
                                                           -----------

                                                           (continued)

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                          MARKET
  SHARES             FOREIGN COMMON STOCK                  VALUE
-----------------------------------------------------------------------
            TOTAL FOREIGN COMMON STOCK
              (44.2%) (COST $2,681,600)                     $2,237,885
                                                            ----------

            TOTAL COMMON STOCK
              (75.7%) (COST  $3,944,302  )                  $3,830,594
                                                            ----------

                                                          MARKET
 SHARES             FOREIGN PREFERRED STOCK                VALUE
-----------------------------------------------------------------------
            INDONESIA (4.8%)
 10,000     Freeport McMoRan Pfd. 'D' (22)                    $168,750
  4,000     Freeport McMoRan Pfd. 'C' (22)                      75,750
                                                            ----------
                                                               244,500
                                                            ----------
            Total Foreign Preferred Stock
              (4.8%) (Cost $331,775)                          $244,500
                                                            ----------

  FACE                                                    MARKET
 AMOUNT              NON-CONVERTIBLE BONDS                 VALUE
-----------------------------------------------------------------------
            U.S. DOLLAR (4.8%)
145,500     Federal Republic Of Brazil EI FRN
               6.875% due 04-15-06 (15)                        119,856
 65,201     Republic of Argentina FRB
               6.750% due 03-31-05 (15)                         84,016
 50,000     PT Pabrik Kertas Tjiwi Kimia
               13.250% due 08-01-01 (14)                        39,750
                                                            ----------

            TOTAL NON-CONVERTIBLE BONDS
               (4.8%) (COST  $224,002)                      $  243,622
                                                            ----------

(a) Also represents cost for Federal income tax purposes.

Foreign Currencies
NZ - New Zealand Dollar
FF - French Franc

  FACE                                                      MARKET
 AMOUNT                CONVERTIBLE DEBENTURES                VALUE
-----------------------------------------------------------------------
            U.S. DOLLAR (4.3%)
 $55,000    Inversiones y Representaciones
              4.500%  08-02-03 (27)                         $   59,400
 100,000    International Container Terminal Svcs Inc.
              1.750%  03-13-04 (32)                             85,750
 100,000    Tipeo Asphalt Co.
              2.750%  09-16-06 (6)                              73,000
                                                            ----------
                                                               218,150
                                                            ----------
            NON U.S. DOLLAR (1.4%)
 100,000 NZ Shortland Properties Inc.
              7.500% due 12-31-98 (27)                          35,200
 260,000 FF Immobilier Hoteliere
              5.000% due 01-01-01 (16)                          36,298
                                                            ----------
                                                                71,498
                                                            ----------
           TOTAL CONVERTIBLE DEBENTURES
              (5.7%) (Cost  $317,121)                       $  289,648
                                                            ----------

  FACE                                                      MARKET
 AMOUNT                   SHORT-TERM NOTES                   VALUE
-----------------------------------------------------------------------
            AUTOMOTIVE AND RELALED (4.0%)
$200,000    Toyota Motor Credit Corp.
              6.160%  due 07-01-98                          $  200,000
                                                            ----------

            FINANCE (4.0%)
 200,000    American Express
              5.950%  due 07-01-98                             200,000
                                                            ----------

            MISCELLANEOUS (3.3%)
 173,000    Pearson inc.
              5.720%  due 07-01-98                             172,750
                                                            ----------

            TOTAL SHORT-TERM NOTES
              (11.3%) (COST  $572,750)                      $  572,750
                                                            ----------

            TOTAL HOLDINGS
              (COST  $5,389,951)(a)                         $5,181,114
                                                            ==========



          Industry Classifications
           (1)   Agriculture                     (18)  Insurance
           (2)   Automotive                      (19)  Machinery
           (3)   Banking                         (20)  Media
           (4)   Building Products               (21)  Metal (non-ferrous)
           (5)   Capital Goods                   (22)  Mining
           (6)   Cement                          (23)  Packaging
           (7)   Chemicals                       (24)  Paper
           (8)   Computer Products               (25)  Publishing
           (9)   Consumer Products               (26)  Rail Equipment
          (10)   Electrical Products             (27)  Real Estate
          (11)   Electronics                     (28)  Retailing
          (12)   Energy and Oil                  (29)  Services
          (13)   Food & Beverage                 (30)  Steel
          (14)   Forest Products                 (31)  Textile
          (15)   Governmental                    (32)  Transportation
          (16)   Hotels                          (33)  Utilities
          (17)   Health Care                     (34)  Miscellaneous
                                                 (35)  Holding Companies

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

                                                JUNE 30, 1998
Assets:
 Investments in securities at market
  value (note 1) (Cost $5,389,951) .......................    $5,181,114
 Cash in bank ............................................         8,016
 Unrealized gain on forward currency
  contracts (note 5) .....................................        28,706
 Dividends and accrued interest receivable ...............        19,262
 Deferred organizational expenses (note 1) ...............           692
 Other ...................................................         7,223
                                                              ----------
  Total assets ...........................................     5,245,013
                                                              ----------


Liabilities:
 Payable for securities purchased ........................        90,977
 Payable for shares redeemed .............................         1,059
 Payable for investment management
  services (note 3) ......................................        26,469
 Accrued 12b-1 fees (note 6) .............................         3,424
 Dividends payable .......................................        49,520
 Other accrued expenses ..................................        11,482
                                                              ----------
  Total liabilities ......................................       182,931
                                                              ----------

Net assets at market value ...............................    $5,062,082
                                                              ==========

Net assets consist of:
 Par value, $.001 per share ..............................    $      470
 Paid-in capital in excess of par value ..................     4,720,024
 Accumulated undistributed net realized
  gain on investments ....................................       519,005
 Net unrealized appreciation (depreciation) on:
  Investments (note 1) ...................................      (208,837)
  Foreign currency related transactions ..................          (394)
  Forward currency contracts (note 5) ....................        28,706
 Undistributed net investment income .....................         3,108
                                                              ----------

Net assets at market value ...............................    $5,062,082
                                                              ==========

Shares outstanding .......................................       470,485

Net asset value per share ................................    $    10.76
                                                              ==========

Maximum offering price per share ($10.76/95%) ............    $    11.33
                                                              ==========

                                            FOR YEAR ENDED JUNE 30, 1998

Investment income:
 Interest ................................................    $   79,056
 Dividends (net of $6,802 foreign taxes withheld).........       125,570
                                                              ----------

  Total investment income ................................       204,626
                                                              ----------

Expenses:
 Management fees (note 3) ................................        54,075
 12b-1 fees (note 6) .....................................        15,021
 Custodian fees (note 3) .................................        40,079
 Directors' fees (note 3) ................................         1,050
 Professional fees .......................................         4,319
 Transfer agent and accounting fees ......................        27,800
 Filing fees .............................................         6,707
 Printing, proxy and postage fees ........................         1,995
 Organizational expense (note 1) .........................           522
 Other ...................................................           254
                                                              ----------

  Total expenses .........................................       151,822
                                                              ----------
  Less expenses voluntarily reduced
   or reimbursed (note 3) ................................       (23,873)
                                                              ----------

  Net expenses ...........................................       127,949
                                                              ----------

  Net investment income ..................................        76,677
                                                              ----------

Realized and unrealized gain (loss) on
 investments and foreign currency:
 Net realized gain from:
  Investments ............................................       646,699
  Forward currency related transactions ..................        78,490
 Net increase (decrease) in unrealized
  appreciation (depreciation) on:
   Investments ...........................................      (836,078)
   Foreign currency related transactions .................        15,375
                                                              ----------

   Net loss on investments ...............................       (95,514)
                                                              ----------

   Net decrease in net
    assets from operations ...............................     ($ 18,837)
                                                              ==========


   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GLOBAL CONTRARIAN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended     Year Ended
                                                                                   June 30, 1998  June 30, 1997
                                                                                   -------------  -------------
From operations:
 Net investment income .........................................................   $    76,677    $   104,098
 Realized gain on investments and foreign currency related transactions ........       725,189        388,766
 Unrealized gain (loss) on investments and foreign currency related transactions      (820,703)       135,383
                                                                                   -----------    -----------
   Net increase (decrease) in assets from operations ...........................       (18,837)       628,247
                                                                                   -----------    -----------

Dividends and distributions to shareholders:
 Dividends paid from net investment income .....................................       (70,667)      (109,924)
 Capital gains and foreign currency related transactions distributions .........      (405,742)      (345,450)
                                                                                   -----------    -----------
   Total dividends and distributions ...........................................      (476,409)      (455,374)
                                                                                   -----------    -----------

From capital share transactions (note 4):
 Received from shares sold .....................................................       509,252        966,852
 Received from dividends reinvested ............................................       211,749        277,521
 Paid for shares redeemed ......................................................    (1,459,507)      (784,457)
                                                                                   -----------    -----------
  Increase in net assets derived from capital share transactions ...............      (738,506)       459,916
                                                                                   -----------    -----------

    Increase (decrease) in net assets ..........................................    (1,233,752)       632,789
                                                                                   -----------    -----------

Net Assets:
 Beginning of period ...........................................................     6,295,834      5,663,045
                                                                                   -----------    -----------

 End of period .................................................................   $ 5,062,082    $ 6,295,834
                                                                                   ===========    ===========

 Includes undistributed (overdistributed) net investment income of .............   $     3,108    ($    2,902)
                                                                                   ===========    ===========

FINANCIAL HIGHLIGHTS

                                                                                              11-1-94
                                                                Years Ended June 30,             to
                                                              1998       1997       1996       6-30-95
                                                             ------     ------     ------      -------
Per share data:
Net asset value, beginning of period .....................   $11.79     $11.48     $10.01     $10.00
Income (loss) from investment operations:
 Net investment income ...................................     0.14       0.20       0.16       0.17
 Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .....................    (0.26)      0.99       1.61       0.13
                                                             ------     ------     ------     ------
  Total income (loss) from investment operations .........    (0.12)      1.19       1.77       0.30
                                                             ------     ------     ------     ------
Less distributions:
 Dividends from net investment income ....................    (0.13)     (0.21)     (0.16)     (0.17)
 Distributions from net realized capital gains and foreign
   currency transactions .................................    (0.78)     (0.67)     (0.14)     (0.12)
                                                             ------     ------     ------     ------
  Total distributions ....................................    (0.91)     (0.88)     (0.30)     (0.29)
                                                             ------     ------     ------     ------
Net asset value, end of period ...........................   $10.76     $11.79     $11.48     $10.01
                                                             =======    =======    ======     =======
Total return .............................................    (1.05%)    11.11%     17.84%      2.99%(b)
Ratios and supplemental data:
Ratios net of fees reimbursed by advisor (c):
 Expenses ................................................     2.13%      2.02%      2.14%      2.05%(a)
 Net investment income ...................................     1.28%      1.78%      1.49%      2.85%(a)
Ratios assuming no fees reimbursed by advisor:
 Expenses ................................................     2.53%      2.21%      2.14%      2.05%(a)
 Net investment income ...................................     0.88%      1.59%      1.49%      2.85%(a)

Average commission rate (d) ..............................   $ 0.01     $ 0.01          NR        NR
Portfolio turnover rate ..................................       25%         6%        26%         8%
Net assets at end of period (millions) ...................   $  5.1     $  6.3     $  5.7     $  3.9

(a) Annualized

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Global Contrarian portfolio.

(d) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.

NR  Not required prior to June 30, 1997

   The accompanying notes are an integral part of these financial statements.

CORE GROWTH PORTFOLIO
ONE Fund, Inc.

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURNS:

                            Without         With max.
                         sales charge     sales charge
One-year                     7.51%            2.13%
Since inception (11/1/96)    3.57%            0.40%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

Cumulatively, for the first half of 1998, the ONE Fund Core Growth Portfolio outperformed the Russell Midcap Growth Index by the 373 basis points and the Russell 2000 Growth Index by 1,015 basis points.

   It appears that the market continues to favor large cap stocks even though, on average, earnings estimates for small cap companies are accelerating while earnings estimates for large cap companies are decelerating. One analyst recently observed that, "If the second quarter 1998 profit growth for the small and mid cap segments of the market comes in close to the expectation, it will be the fifth consecutive quarter in which profit growth for those segments has surpassed that of the large caps." The consensus estimated average growth rate for large cap companies for the next 12 months is 6 percent compared with 10.9 percent for the preceding 12 months. In contrast, the consensus average estimated growth rate for the Russell 2000 Growth Index companies is 39 percent over the next 12 months compared with 24 percent over the past 12 months. In addition to the superior growth forecasts, we believe small cap stocks are attractively valued at present. By our reckoning, they now stand at levels seen every decade or two.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                 12/31/96        12/31/97
                                 --------        --------
Core Growth Portfolio
 (with max sales charge)        $ 9,389.80        $ 8,789.70

Russell 3000 Index               10,614.00         13,977.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

 TOP 10 STOCKS AS OF JUNE 30, 1998

                                               % of Portfolio

1.  HBO & Co                                        2.91
2.  Saville Sys - ADR                               2.83
3.  JD Edwards & Co                                 2.82
4.  Clear Channel Communications                    2.67
5.  America On Line                                 2.59
6.  Citrix Systems                                  2.57
7.  Dell Computers                                  2.27
8.  Cambridge Technology Partners                   2.26
9.  Parexel International                           2.19
10. Jacor Communications                            2.11

Top 5 Industries as of June 30, 1998

                                               % of Portfolio

Computer & Related                                 22.6
Business Services                                  21.3
Medical & Related                                  10.1
Communications                                      7.6
Media and Publishing                                4.8

The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                 MARKET
 SHARES            COMMON STOCK                   VALUE
-----------------------------------------------------------
         AUTOMOTIVE AND RELATED (2.6%)
 1,300  *Central Parking                        $     59,150
 2,100   Harley Davidson, Inc.                        81,375
                                                ------------
                                                     140,525
                                                ------------
         BUSINESS SERVICES (21.3%)
 1,300  *Abacus Direct Corp.                          67,519
 2,900  *Apollo Group CL A                            95,881
 2,400  *Computer Horizons                            88,950
 1,500  *DA Consulting Group Inc.                     21,562
 3,200  *Daou Systems Inc.                            73,200
 1,000  *Documentum Inc.                              48,000
 1,400  *DST Systems, Inc.                            78,400
 3,000  *Ecsoft Group                                 97,125
 1,500  *Gartner Group                                52,500
 2,400  *I2 Technologies                              84,300
 3,150  *Intl. Telcomm Data Systems                   91,350
 2,700  *Radiant Systems                              39,150
 3,400  *RWD Technologies, Inc.                       80,325
 1,300  *Sterling Commerce, Inc.                      63,050
 3,000  *Saville Systems                             150,375
                                                ------------
                                                   1,131,687
                                                ------------
         COMPUTER AND RELATED (22.6%)
 3,800  *Bea Systems Inc.                             87,162
 1,200  *BMC Software Inc.                            62,325
 2,600  *Cadence Design Systems, Inc.                 81,250
 2,200  *Cambridge Technology Partners               120,175
 2,000  *Citrix Systems                              136,750
 1,200  *Compuware Corp.                              61,350
 1,300  *Dell Computer Corp.                         120,656
 1,600  *Filenet Corp.                                46,200
 3,500  *JD Edwards & Co.                            150,281
   700  *Manugistics                                  17,325
   300  *Microsoft Corp.                              32,513
 3,100  *Quadramed Corp.                              84,669
 1,100  *Software AG Systems                          32,175
 5,000  *Summit Design, Inc.                          73,438
 2,000  *Vision Software                              95,500
                                                ------------
                                                   1,201,769
                                                ------------
         COMMUNICATIONS (7.6%)
 1,800  *Advanced Fibre Communications                72,112
   900  *Citadel Communications Corp.                 14,400
   800   Lucent Technology                            66,550
 1,500  *Star Telecommunications Inc.                 33,563
 1,700  *Tekelec                                      76,075
   800  *Tellabs Inc.                                 57,300
   600  *Univision Communications                     22,350
 1,300  *Worldcom Inc.                                62,969
                                                ------------
                                                     405,319
                                                ------------
         DRUGS (2.2%)
 3,200  *Parexel International Corp.                 116,400
                                                ------------

         ELECTRICAL EQUIPMENT (3.7%)
 1,200  *Applied Micro Circuits Corp.                31,050
 3,000  *Celestica Inc..                             56,250
 1,500  *Lernout & Hausp Speech Products             89,531
   750  *Level One Communications                    17,625
                                                ------------
                                                    194,456
                                                ------------

                                                 MARKET
SHARES               COMMON STOCK                 VALUE
----------------------------------------------------------
        ENTERTAINMENT AND LEISURE (2.8%)
2,000  *Cinar Films Inc. CL B                   $    39,000
2,100  *Family Golf Center                           53,156
  900  *Premier Parks                                59,963
                                                ------------
                                                    152,119
                                                ------------
        FINANCIAL SERVICES (1.9%)
1,300   Associates First Capital                     99,938
                                                ------------

        FOOD & RELATED (1.6%)
1,400  *Suiza Foods Corp.                            83,562
                                                ------------

        INDUSTRIAL SERVICES (0.5%)
1,100  *Hanover Compressor                           29,768
                                                ------------

        INTERNET SERVICE PROVIDER (2.6%)
1,300  *America On Line Inc.                        137,800
                                                ------------

        MEDIA & PUBLISHING (4.8%)
1,300  *Clear Channel Communications                141,863
1,900  *Jacor Communications                        112,100
                                                ------------
                                                    253,963
                                                ------------
        MEDICAL AND RELATED (10.1%)
4,400   HBO & CO                                    155,100
2,750  *Health Management Assoc., Inc.               91,953
  700  *Healthcare Financial                         42,919
2,000  *Healthsouth Corp.                            53,375
2,000  *Medquist Inc.                                57,750
1,700   Omnicare Inc.                                64,813
1,800  *Safeskin Corp.                               74,025
                                                ------------
                                                    539,935
                                                ------------
        NETWORK PRODUCTS AND SECURITY (4.2%)
1,700  *Axent Technologies Inc.                      52,063
1,000  *Check Point Software                         32,750
  500  *Cisco Systems                                46,031
1,200  *Network Assoc. Inc.                          57,450
1,200  *Xylan Corp.                                  35,775
                                                ------------
                                                    224,069
                                                ------------
        OIL, ENERGY AND NATURAL GAS (2.1%)
1,000  *Friede Goldman International, Inc.           28,875
2,000  *Global Industries Ltd.                       33,750
2,400  *Varco International, Inc.                    47,550
                                                ------------
                                                    110,175
                                                ------------
        RETAIL (4.1%)
  500  *CDW Computer Centers, Inc.                   25,000
  700  *General Nutrition                            21,788
1,200  *Hibbett Sporting Goods, Inc.                 48,000
2,100  *NBTY Inc.                                    38,587
1,000  *United Rentals Inc.                          42,000
  700  *Whole Food Market, Inc.                      42,350
                                                ------------
                                                    217,725
                                                ------------
        TEXTILES (1.6%)
2,400  *Jones Apparel Group, Inc.                    87,750
                                                ------------

                                                 (continued)

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

SCHEDULE OF INVESTMENTS                                            JUNE 30, 1998

                                                       MARKET
 SHARES              COMMON STOCK                      VALUE
------------------------------------------------------------------
           TRANSPORTATION (1.9%)
   1,300  *Coach USA Inc.                             $   59,312
   1,600  *Motivepower Industries, Inc.                   39,200
                                                      ----------
                                                          98,512
                                                      ----------

           TOTAL COMMON STOCK
             (98.2%) (COST  $4,173,129)               $5,225,472
                                                      ----------


    FACE                                               MARKET
   AMOUNT            REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------------
           FINANCIAL (3.4%)
$182,000   Star Bank 5.200% due 07-01-98
             repurchase price $182,026
             collateralized by GNMA certificates,
               pool # 8375
               due 02-20-24 (cost $182,000)           $  182,000
                                                      ----------

           TOTAL REPURCHASE AGREEMENTS
             (3.4%) (COST $182,000)                   $  182,000
                                                      ----------

           TOTAL HOLDINGS
             (COST  $4,355,129)(a)                    $5,407,472
                                                      ==========



*   Non income producing security.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
                                                                   June 30, 1998


Assets:
   Investments in securities at market
     value (note 1) (Cost $4,355,129) ......................        $ 5,407,472
   Cash in bank ............................................                795
   Receivable for fund shares sold .........................                164
   Dividends and accrued interest receivable ...............                134
   Receivable for securities sold ..........................             34,029
   Other ...................................................              4,121
                                                                    -----------
     Total assets ..........................................          5,446,715
                                                                    -----------

Liabilities:
   Payable for securities purchased ........................            112,778
   Payable for fund share redeemed .........................              1,004
   Payable for investment management
     services (note 3) .....................................              6,758
   Accrued 12b-1 fees (note 6) .............................              3,201
   Other accrued expenses ..................................              1,322
                                                                    -----------
     Total liabilities .....................................            125,063
                                                                    -----------

Net assets at market value .................................        $ 5,321,652
                                                                    ===========

Net assets consist of:
   Par value, $ 001 per share ..............................        $       502
   Paid-in capital in excess of par value ..................          4,788,949
   Accumulated net realized
     loss on investments ...................................           (520,142)
   Net unrealized appreciation on investments ..............          1,052,343
                                                                    -----------

Net assets at market value .................................        $ 5,321,652
                                                                    ===========

Shares outstanding .........................................            502,101

Net asset value per share ..................................             $10 60
                                                                    ===========

Maximum offering price per share ($10 60/95%) ..............             $11.16
                                                                    ===========


STATEMENT OF OPERATIONS
                                                    For Year Ended June 30, 1998


Investment income:
   Interest ................................................        $    19,232
   Dividends ...............................................              3,621
                                                                    -----------

     Total investment income ...............................             22,853
                                                                    -----------

Expenses:
   Management fees (note 3) ................................             51,878
   12b-1 fees (note 6) .....................................             13,652
   Custodian fees (note 3) .................................              5,400
   Directors' fees (note 3) ................................                900
   Professional fees .......................................              3,798
   Transfer agent and accounting fees ......................             33,600
   Filing fees .............................................              4,500
   Printing, proxy and postage fees ........................              1,710
   Other ...................................................                235
                                                                    -----------

     Total expenses ........................................            115,673
                                                                    -----------
     Less expenses voluntarily reduced
       or reimbursed (note 3) ..............................             (2,864)
                                                                    -----------

     Net expenses ..........................................            112,809
                                                                    -----------

     Net investment loss ...................................            (89,956)
                                                                    -----------

Realized and unrealized gain (loss) on investments:
   Net realized loss from investments ......................           (365,825)
   Net increase in unrealized
     appreciation on investments ...........................            836,872
                                                                    -----------

       Net gain on investments .............................            471,047
                                                                    -----------

       Net increase in net
              assets from operations .......................        $   381,091
                                                                    ===========



   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                         11-1-96
                                                                                    Year Ended              to
                                                                                   June 30, 1998         6-30-97
                                                                                   -------------      -------------
From operations:
   Net investment loss .......................................................      ($   89,956)      ($   38,829)
   Realized loss on investments ..............................................         (365,825)         (154,317)
   Unrealized gain on investments ............................................          836,872           215,471
                                                                                    -----------       -----------
       Net increase in assets from operations ................................          381,091            22,325
                                                                                    -----------       -----------

From capital share transactions (note 4):
   Received from shares sold .................................................          728,721         5,793,191
   Paid for shares redeemed ..................................................       (1,271,044)         (332,632)
                                                                                    -----------       -----------
     Increase (decrease) in net assets derived from capital share transactions         (542,323)        5,460,559
                                                                                    -----------       -----------

           Increase (decrease)  in net assets ................................         (161,232)        5,482,884
                                                                                    -----------       -----------

Net Assets:
   Beginning of period .......................................................        5,482,884                 0
                                                                                    -----------       -----------

   End of period .............................................................      $ 5,321,652       $ 5,482,884
                                                                                    ===========       ===========



FINANCIAL HIGHLIGHTS

                                                                              11-1-96
                                                              Year Ended        to
                                                               6-30-98        6-30-97
                                                             -----------    -----------
Per share data:
Net asset value, beginning of period ....................      $  9.86        $ 10.00
Income (loss) from investment operations:
   Net investment loss ..................................        (0.16)         (0.08)
   Net realized and unrealized gain (loss) on investments         0.90          (0.06)
                                                               -------        -------
     Total income (loss) from investment operations .....         0.74          (0.14)
                                                               -------        -------

Net asset value, end of period ..........................      $ 10.60        $  9.86
                                                               =======        =======

Total return ............................................         7.51%         (1.40%)(b)

Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
   Expenses .............................................         2.06%          1.35%(a)
   Net investment loss ..................................        (1.65%)        (0.87%)(a)
Ratios assuming no fees waived or reimbursed by advisor:
   Expenses .............................................         2.12%          1.40%(a)
   Net investment loss ..................................        (1.70%)        (0.92%)(a)

Average commission rate (d) .............................      $  0.05        $  0.05
Portfolio turnover rate .................................          116%            80%
Net assets at end of period (millions) ..................      $   5.3        $   5.5

(a)  Annualized
(b)  Calculated on an aggregate basis (not annualized)
(c) The advisor has reimbursed certain operating expenses of the Core Growth Portfolio.
(d) Represents the total dollar amount of commissions paid on equity security transactions divided by the total number of shares purchased and sold for which commissions were charged.



   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1998

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES
ONE Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of nine separate investment portfolios that seek the following investment objectives:

MONEY MARKET PORTFOLIO - current income consistent with preservation of capital and liquidity.
TAX-FREE INCOME PORTFOLIO - high current income exempt from federal income taxes.
INCOME PORTFOLIO - high current income. Preservation of capital is a secondary objective.
INCOME & GROWTH PORTFOLIO - moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.
GROWTH PORTFOLIO - long-term capital growth.
SMALL CAP PORTFOLIO - maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.
INTERNATIONAL PORTFOLIO - long-term capital growth by investing primarily in common stocks of foreign companies.
GLOBAL CONTRARIAN PORTFOLIO - long-term growth of capital by investing in foreign and domestic securities believed to be under valued or presently out of favor.
CORE GROWTH PORTFOLIO - long-term capital appreciation.

There are no assurances these objectives will be met.

The following is a summary of significant accounting policies:

Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight line basis. For the Money Market, Income, and Tax-Free Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these three portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

For all but the Money Market portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of valuation.

Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International and Global Contrarian Portfolios, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998

Each portfolio (other than the Money Market Portfolio) may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International and Global Contrarian Portfolios in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method.

The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International and Global Contrarian Portfolios are translated into U.S. dollars on the following basis: (1) market value of investments, other assets and liabilities--at exchange rates prevailing at the end of the period. (2) purchases and sales of investments, income and expenses--at the rates of exchange prevailing on the respective dates of such transaction.

Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. government.

Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassification was made in the Core Growth Portfolio: accumulated net investment loss has been decreased by $128,785, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $128,785. This reclassification has no effect on net assets or net asset value per share.

For federal income tax purposes, the Tax-Free Income, Income and Core Growth Portfolios had net capital losses of $111,345, $55,474, and $520,142 respectively at June 30, 1998. If not offset by subsequent capital gains, $6,302 will expire June 30, 2003 in the Income Portfolio, $7,298 and $49,166 will expire June 30, 2004 in the Tax-Free Income and Income Portfolios, respectively, $4,042 and $154,317 will expire June 30, 2005 in the Tax-Free Income and Core Growth Portfolios, respectively and $80, $100,005, and $365,825 will expire June 30, 2006 in the Money Market, Tax-Free Income, and Core Growth Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for the portfolios until the capital loss carryovers have been offset or expire.

It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

Most expenses of the Fund can be directly attributed to a portfolio. Expenses which cannot be directly attributed are allocated between the portfolios in the Fund based on average net assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 1998 were as follows:

                                                              PORTFOLIO
                    -------------------------------------------------------------------------------------------------------------
                       TAX-FREE                   INCOME &                   SMALL        INTERNA-        GLOBAL          CORE
                        INCOME        INCOME      GROWTH       GROWTH         CAP          TIONAL       CONTRARIAN       GROWTH
                      -----------   ---------- ------------ ------------  ------------  ------------    ----------    -----------
Gross unrealized:
  Appreciation......     781,489     240,524    4,878,793    5,398,860    1,174,422       2,248,393        587,129     1,168,516
  Depreciation......           0     (16,180)    (244,096)    (785,391)    (521,278)     (2,309,956)      (795,966)     (116,173)
Net unrealized:
  Appreciation/          781,489     224,344    4,634,697    4,613,469      653,144               0              0     1,052,343
  Depreciation.....            0           0            0            0            0         (61,563)      (208,837)            0


The Money Market, Income, Income & Growth, and Growth Portfolios were organized on May 12, 1992 with the commencement of operations on August 18, 1992. The International Portfolio was organized on March 18, 1993 with commencement of operations on April 30, 1993. The Small Cap, Tax-Free Income and Global Contrarian Portfolios were organized on September 15, 1994 with the commencement of operations on November 1, 1994. The Core Growth Portfolio was organized on August 22, 1996 with the commencement of operations on November 1, 1996. Organizational expenses of approximately $68,000 were incurred with the start up of the original four portfolios, $11,590 with the start up of the International Portfolio and $7,813 with the Small Cap, Tax-Free, and Global Contrarian Portfolios. Such expenses will be charged against operations on a straight line basis over a period of 60 months from the commencement of operations of the respective portfolios. The Fund's sponsoring entity, Ohio National Life Insurance Company (ONLIC), has agreed that it shall continue to hold the initial shares purchased by it for at least as long as unamortized deferred organizational expenses continue to be carried as an asset of the Fund. The initial shares purchased were 25,000 shares of the Money Market Portfolio, 2,500 shares each of the Income, Income & Growth, and Growth Portfolios and 100 shares each of the International, Small Cap, Tax-Free Income, Global Contrarian and Core Growth Portfolios. ONLIC and its affiliates have also purchased additional shares of each portfolio and as of June 30, 1998 the additional shares owned were as follows: 7,183,666 shares of

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998

the Money Market Portfolio, 553,940 shares of the Tax-Free Income Portfolio, 508,244 shares of the Income Portfolio, 345,432 shares of the Income & Growth Portfolio, 237,631 shares of the Growth Portfolio, 211,503 shares of the Small Cap Portfolio, 267,042 shares of the Global Contrarian Portfolio, and 250,000 shares of the Core Growth Portfolio.

(2) INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term securities) from July 1, 1997 to June 30, 1998 were as follows:

                                                              PORTFOLIO
                  --------------------------------------------------------------------------------------------------------------
                     TAX-FREE                   INCOME &                     SMALL                        GLOBAL        CORE
                      INCOME        INCOME       GROWTH        GROWTH         CAP       INTERNATIONAL   CONTRARIAN     GROWTH
                   ------------  ------------ ------------- ------------  ------------- -------------  ------------- -----------
Stocks & Bonds:
  Purchases ...       284,055     2,531,619     5,397,134     5,406,516     4,409,799     1,756,439     1,370,010     5,919,661
  Sales .......       354,000     2,166,346     5,073,537     6,771,833     4,207,182     3,968,372     1,565,583    10,412,717
U.S. Govt.
Obligations:
  Purchases ...            --            --            --            --            --            --            --            --
  Sales .......            --       800,000            --            --            --            --            --            --



(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS
The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of ONLIC, under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. Prior to May 1, 1996, O.N. Investment Management Company served as the Fund's investment advisor. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

For assets held in the Money Market, Tax-Free Income, Income, Income & Growth, Growth, and Small Cap Portfolios, the fees are as follows:

                                                                       PORTFOLIO
                     ---------------------------------------------------------------------------------------------------------------
                           MONEY            TAX-FREE                               INCOME &                               SMALL
                          MARKET             INCOME             INCOME             GROWTH             GROWTH               CAP
                     ---------------------------------------------------------------------------------------------------------------
First $100 mil.....        0.30%              0.60%              0.50%              0.50%              0.50%              0.65%
Next $150 mil......        0.25%              0.50%              0.40%              0.40%              0.40%              0.55%
Over $250 mil......        0.20%              0.40%              0.30%              0.30%              0.30%              0.45%

For the International and Global Contrarian Portfolios, ONI is paid a fee at an annual rate of 0.90% of each Portfolios' average daily net asset values. ONI then pays Societe Generale Asset Management Corporation (SGAM) fees at an annual rate of 0.65% of the average daily net asset values for directing the investment and reinvestment of each portfolios' assets pursuant to a sub-advisory agreement between ONI and SGAM dated May 1, 1996. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates (PBA) a fee at an annual rate of 0.75% of the average daily net asset value of the first $50 million of Portfolio assets, 0.70% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

ONI is presently waiving management fees equal to 0.15% of average net assets for certain portfolios. Management fees waived by ONI for the year ended June 30, 1998 were $22,726, $10,653, $10,178, $22,090, $21,457 and $8,886 for the
Money Market, Tax-Free Income, Income, Income & Growth, Growth and Small Cap Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees, taxes and interest, in excess of 1% of their average daily net assets. For the year ended June 30, 1998, the reimbursement was $16,448, $23,873, and $2,864 for the International, Global Contrarian, and Core Growth Portfolios respectively.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998

Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and Global Contrarian Portfolios is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

(4) CAPITAL SHARE TRANSACTIONS
Capital share transactions for the years ended June 30, 1998 and 1997 were as follows:

                                     MONEY MARKET                        TAX-FREE INCOME                         INCOME
                              -----------------------------    ----------------------------------     ----------------------------
                               YEAR ENDED     YEAR ENDED          YEAR ENDED       YEAR ENDED          YEAR ENDED     YEAR ENDED
                                06-30-98        6-30-97            06-30-98          6-30-97            06-30-98       6-30-97
                              -----------------------------    ----------------------------------     ----------------------------
Capital shares
  issued on sales...........   21,996,755     17,151,447               40,258           39,876             76,483        20,785
Capital shares issued
  on reinvested dividends...      455,744        545,914                2,820           14,155              7,995        23,352
Capital shares redeemed.....   20,456,024     19,142,752               20,443           20,980             70,795        93,120


                                     INCOME &  GROWTH                        GROWTH                             SMALL CAP
                              -----------------------------    ----------------------------------     ----------------------------
                               YEAR ENDED     YEAR ENDED          YEAR ENDED       YEAR ENDED          YEAR ENDED     YEAR ENDED
                                06-30-98        6-30-97            06-30-98          6-30-97            06-30-98       6-30-97
                              -----------------------------    ----------------------------------     ----------------------------
Capital shares
  issued on sales...........      216,315        184,505              106,470          160,092             90,612        77,889
Capital shares issued
  on reinvested dividends...       39,848         32,135               35,559           25,550             21,133        16,545
Capital shares redeemed.....      123,916        178,596              138,800          187,890             65,628        51,087


                                    INTERNATIONAL                      GLOBAL CONTRARIAN                       CORE GROWTH
                              -----------------------------    ----------------------------------     ----------------------------
                               YEAR ENDED     YEAR ENDED          YEAR ENDED       YEAR ENDED          YEAR ENDED     11-1-96 TO
                                06-30-98        6-30-97            06-30-98          6-30-97            06-30-98       6-30-97
                              -----------------------------    ----------------------------------     ----------------------------
Capital shares
  issued on sales...........      202,687        324,624               43,691           88,240             74,120       592,472
Capital shares issued
  on reinvested dividends...      178,279         73,771               19,016           22,545                  0             0
Capital shares redeemed.....      504,238        190,431              126,384           69,585            127,889        36,602


Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
(ONEQ), the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the year ended June 30, 1998 were approximately $10,627, $5,279, $70,443, $45,986, $27,552, $57,623, $10,159, and $18,666 for the Tax-Free Income, Income,
Income & Growth, Growth, Small Cap, International, Global Contrarian and Core Growth Portfolios, respectively.

ONE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
June 30, 1998

The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other eight portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5) COMMITMENTS

The International and Global Contrarian Portfolios enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. As of June 30, 1998, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below summarized by currency:

                             INTERNATIONAL PORTFOLIO

   SETTLEMENT        CURRENCY TO BE DELIVERED      U.S. $ VALUE    CURRENCY TO BE RECEIVED     U.S. $ VALUE         UNREALIZED
  DATES THROUGH     AMOUNT            TYPE          AT 06/30/98     AMOUNT           TYPE       AT 06/30/98      GAIN        LOSS
  -------------     ------            ----          -----------     ------           ----       -----------      ----        ----
    12/21/98           360,000  Australian Dollar       $222,336       215,014   U.S. Dollar        $215,014     --         $(7,322)
    09/10/98           911,500     Swiss Franc           603,962       634,312   U.S. Dollar         634,312     $30,350     --
    12/23/98           296,000     Swiss Franc           198,179       204,420   U.S. Dollar         204,420       6,241     --
    09/17/98           553,000    Deutsche Mark          307,256       308,740   U.S. Dollar         308,740       1,484     --
    12/17/98            20,000    Deutsche Mark           11,167        11,136   U.S. Dollar          11,136     --             (31)
    09/22/98         1,219,500    French Franc           202,172       202,222   U.S. Dollar         202,222          50     --
    09/22/98            99,671     U.S. Dollar            99,671       591,500   French Franc         98,060     --          (1,611)
    12/14/98         5,646,000    French Franc           940,216       956,090   U.S. Dollar         956,090      15,874     --
    09/29/98       125,820,000    Japanese Yen           915,821     1,020,026   U.S. Dollar       1,020,026     104,205     --
    12/24/98       164,643,000    Japanese Yen         1,213,331     1,224,384   U.S. Dollar       1,224,384      11,053     --
    10/06/98           778,000    New Zealand $          405,142       421,520   U.S. Dollar         421,520      16,378     --
                                                   --------------                              -------------- ----------- ----------
                                                      $5,119,253                                  $5,295,924    $185,635    $(8,964)
                                                   ==============                              ============== =========== ==========

                           GLOBAL CONTRARIAN PORTFOLIO

   SETTLEMENT      CURRENCY TO BE DELIVERED      U.S. $ VALUE   CURRENCY TO BE RECEIVED      U.S. $ VALUE         UNREALIZED
  DATES THROUGH    AMOUNT            TYPE         AT 06/30/98    AMOUNT          TYPE        AT 06/30/98       GAIN        LOSS
  -------------    ------            ----         -----------    ------          ----        -----------       ----        ----
    12/23/98          196,000    Swiss Franc          $131,227      135,359   U.S. Dollar         $135,359     $ 4,132     --
    12/14/98          432,000    French Franc           71,940       73,155   U.S. Dollar           73,155       1,215     --
    09/29/98       11,495,000    Japanese Yen           83,670       90,755   U.S. Dollar           90,755       7,085     --
    12/24/98       18,764,000    Japanese Yen          138,281      139,540   U.S. Dollar          139,540       1,259     --
    11/13/00       11,720,000    Japanese Yen           94,795      109,810   U.S. Dollar          109,810      15,015     --
                                                 --------------                             ---------------------------------------
                                                      $519,913                                    $548,619     $28,706     --
                                                 ==============                             =======================================

(6) DISTRIBUTION PLAN
The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.